UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement

Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ X ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

PGI ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

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PGI ENERGY, INC.

FORMERLY KNOWN AS TENSAS, INC.
7322 SOUTHWEST FRWY STE. 1100
HOUSTON, TX 77074

INFORMATION STATEMENT

February 09, 2011

To the stockholders of PGI Energy, Inc., formerly known as Tensas, Inc.

We, PGI Energy, Inc., formerly known as Tensas, Inc. (the “Company”, “we”, “us” or “our”), are providing the enclosed information statement to you in order to notify you of and provide you with information regarding action taken by stockholders holding more than a majority of our voting power. In particular, such action taken authorized the following:

1.	the adoption of amended and restated articles of incorporation and bylaws, which among other things, include the following changes:

(a)	an increase in the number of shares of common stock authorized for issuance from 255,020,000 to 1,000,000,000;

(b)	a decrease in the par value per share of common stock from $0.001 per share to $0.01 per share;

(c)	the authorization of 20,000,000 shares of undesignated preferred stock class c;

(d)	changing our name to PGI Energy, Inc.

(e)	change from a development stage company to a operating and fully reporting oil and gas company.

2.	affecting a three for one stock split of our outstanding common stock by paying a dividend of two shares of common stock per share of common stock outstanding.

The foregoing actions were approved by written consent in lieu of a meeting of the Company’s stockholders holding more than a majority the voting power necessary to approve such actions and by our Board of Directors (the “Board of Directors”) on February 02, 2011.

Your vote is not required to approve any of the foregoing actions, and the enclosed information statement is not a request for your vote or a proxy. The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities and Exchange Act of 1934, as amended. This information statement is first being presented to you on or about February 09, 2011, and we anticipate the effective date of the actions to be February 15, 2011, or as soon thereafter as practicable in accordance with applicable law, including the Delaware Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying information statement is for information purposes. Please read the accompanying information statement carefully.

By Order of the Board of Directors,

Very truly yours,

PGI Energy, Inc. f/k/a/ Tensas, Inc.

By: SS:// Marcellous S. McZeal

Marcellous S. McZeal

Chairman of the Board

HISTORY AND RECENT EVENTS

Our Company was incorporated as OSF Financial Services, Inc in the State of Delaware on July 24, 2003, for the purpose of , mortgage banking providing residential loans in the State of Texas. Previous management, however, was unable to successfully maintain operation of the business, and as a consequence, we heretofore changed the company name to Tensas, Inc and had no business operations from 2004-present. In Fall 2010, we began to seek out a partner with which to merge and engage in an alternative business plan. On January 31, 2011, we entered into an Agreement to Sale the Majority Shares we held (the “Share Purchase Agreement”) with a buyers group and rename the Company PGI Energy, Inc., for the purpose of establishing an energy holding company, headquartered in Houston, Texas. The company’s purpose is to acquire assets in the proven producing oil and gas assets, refinery and pipeline sectors of the energy industry and other synergistic assets. The company will only acquire proven producing, and income producing assets. Funding Structures: We will acquire assets under traditional debt, revolving credit facility, Limited Partnership, direct equity ownership of assets, special purpose entity to hold assets, with the company maintaining controlling interest or joint venture interest. We may at our discretion leverage assets and to finance projects through off balance sheet methods of third party lender or investor such as establishing a special purpose entity to hold an asset being acquired through a joint venture agreement with a third party and taking out a loan under said entity through traditional debt structure, mezzanine debt structure or structured finance through the debt markets for rated corporate debt, upon which these transactions may properly categorized as off-balance sheet transaction if PGI Energy owns less than 50% of the entity or assets. The Company will fully disclose said transaction to its shareholders and provide supporting information within its financial reports to maintain transparency.

As a result of the Majority Share Purchase, we remain a “shell company” (as that term is defined in Rule 12b-2 of the Exchange Act) because we had no business operations and because the book value of our collective assets remain nominal.

PURPOSE AND EFFECT OF CHANGING OUR CHARTER AND BYLAWS

In reviewing our existing charter (“Existing Charter”) and bylaws (“Existing Bylaws”) after the change in board members and officers, we have determined to amend and restate our charter and bylaws that we feel is more appropriate for a growing public company with active operations. On February 02, 2011, we adopted our New Charter and New Bylaws, which provide for:

  An increase in the number of authorized shares of Common stock. Our New Charter increases the number of shares of authorized common stock we may issue from 255,020,000 to 1,000,000,000.

  A decrease in the par value for share of our common stock. Our New Charter decreases the par value per share of our common stock from $0.001 per share to $0.01 per share to give us greater flexibility in the amount of retained capital that we must carry on our books.

  Undesignated Preferred stock. Our New Charter and New Bylaws authorize undesignated shares of preferred stock class c which makes it possible for our board of directors to issue preferred stock with voting or other rights or preferences that allow the company to raise capital from accredited and institutional investors.

The provisions described above are intended to promote continuity and stability in our capital raising efforts.

Our New Charter also includes an increase in our authorized Common stock available for issuance from 255,020,000 shares to 1,000,000,000 shares.

Additionally, we believe it is desirable to have additional authorized shares of Common stock and a new class of Preferred stock authorized, so that such capital stock may be available for possible future acquisition transactions and other general corporate purposes. We believe that having such additional authorized shares and differing classes of capital stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders of the Company, we believe that such transactions would increase our value to our stockholders.

We decided to pursue an increase in and diversify our authorized capital stock at this time because the Company is in a period of change (i.e. we just, among other things, completed the Merger and hope to launch our mobile phone application this summer), and in light of such transitional period, now would be a good time to effectuate such changes.

The issuance of additional shares of our capital stock, whether it be Common stock or Preferred stock, may dilute the equity and voting power of existing stockholders of the Company and may have a dilutive effect on earnings per share. It may also adversely affect the market price of our capital stock. The foregoing notwithstanding, if additional shares of capital stock are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our capital stock may increase.

The increase in the authorized number of shares of our common stock is not intended to have any anti-takeover effect on the date of this Information Statement. However, stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of us or our Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although our Board of Directors currently has no intention of doing so, shares of common stock could be issued by our Board of Directors to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by the State of Delaware with respect to a merger or other business combination involving us. In addition, it is possible that our officers and directors may use the additional shares to resist or frustrate third-party transactions that may provide an above-market premium for the purchase of our stock that may be favored by majority of independent shareholders.

While it may be deemed to have potential anti-takeover effects as described above, the increase in the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

Purpose and Effect of the stock dividend

We anticipate that the increase in the number of outstanding shares of common stock resulting from the stock dividend would place the market price of our Common stock in a range more attractive to the financial community and the investing public and may result in a broader market for our common stock than that which currently exists. The decreased price level resulting from the stock dividend may encourage and facilitate trading in our Common stock and possibly promote greater liquidity for our stockholders. However, there is no guaranty that the stock dividend will result in any increase in liquidity whatsoever.

The stock dividend would triple the number of issued and outstanding shares of our Common stock. The stock dividend would not change the equity interests of our stockholders and would not affect the relative rights of any stockholder or result in a dilution or diminution of any stockholder's proportionate interest in us.

In deciding to implement the stock dividend, our Board of Directors considered among other things: (a) the market price of our Common stock, (b) the number of shares of our Common stock that will be outstanding after the stock dividend, (c) the stockholders’ equity, (d) the shares of Common stock available for issuance in the future, and (e) the nature of our operations. To implement the stock dividend, we will dividend to each holder of our common stock on the record date two shares of our common stock for each share of our common stock that they hold.

Upon effectiveness of the stock dividend, the price of our stock will be adjusted, at least temporarily, by the same 3 to 1 ratio. Accordingly, and as an example based on the price of our stock on February 08, 2011 of $0.00 per share, following the forward split, our price would be $0.00 per share. We cannot determine the exact price of our stock upon effectiveness of the forward split. There is no guarantee that the adjusted price will be based exactly on the 3 to 1 ratio or that the adjusted price will remain at the adjusted price for any period of time.

Potential Risks of the stock dividend

When the stock dividend becomes effective, there can be no assurance that any future bid price of the Common stock will continue at a level in proportion to the increased number of outstanding shares resulting from the stock dividend.

Additionally, the liquidity of our Common stock could be affected adversely by the increased number of shares outstanding after the stock dividend. Although we believe that a lower stock price may help generate investor interest, there can be no assurance that the stock dividend will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the increased liquidity that may result from having greater shares issued and outstanding may not be offset by increased investor interest in our Common stock.

Principal Effects of the stock dividend

After the effective date of the stock dividend, each stockholder will own a greater number of shares of our Common stock. However, the stock dividend will affect all of our stockholders, as of the record date, uniformly and will not affect any stockholder’s percentage ownership interests in us. Proportionate voting rights and other rights and preferences of the holders of our Common stock will not be affected by the stock dividend. Further, the number of stockholders of record will not be affected by the stock dividend.

The action to authorize a forward stock dividend has been prompted solely by the business considerations discussed in the preceding paragraphs.

Implementation

As of the effective date of the stock dividend, our transfer agent will issue to each of our stockholders a new certificate or book-entry representing two new shares of our common stock for each share of our common stock outstanding as of February 15, 2011, the record date for the stock dividend. No action is required to be taken by our stockholders to receive the stock dividend.

The following table reflects a breakdown of the effect the proposed stock dividend and increased in authorized shares will have on our authorized and outstanding shares.

	February	Following both Forward Split and
	08, 2011	Increase in Authorized
Authorized Common stock	255,020,000	1,000,000,000
Outstanding Common stock	203,938,665	611,815,995
Common stock Available for Issuance	51,081,335	153,244,005

OUTSTANDING SECURITIES AND VOTING RIGHTS

As of February 08, 2011, our authorized capital stock consists of 255,020,000 shares of Common stock. As of February 08, 2011there were 203,938,665 outstanding shares of Common stock.

Each holder of Common stock is entitled to one vote for each share of Common stock held on all matters submitted to a vote of stockholders. Holders of our Common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. Our Common stock do not have cumulative voting rights, and, as such, cumulative voting for the election of directors is not authorized. Our Common stock do not have any preemptive rights.

Our Preferred B Class stock is entitled to 1,000 votes for each share held. There are 999,999 shares of preferred class B shares outstanding.

With respect to our new authorized class C of Preferred stock, we have not yet designated any of the respective rights, preferences and other similar matters associated with such Preferred stock. The terms of the newly authorized class C of Preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar mattes will be determined at a later date by the Board of Directors.

By written consent dated February 02, 2011, Marcellous McZeal our Chairman of the Board and CEO and also the stockholder owning a majority of our outstanding shares of Common stock approved the adoption and implementation of the Authorized Actions. Such action is sufficient to satisfy the applicable requirements of Delaware law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on Authorized Actions at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with such Authorized Actions.

The Delaware provides in substance that unless our Articles of Incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. The Authorized Actions require the affirmative vote or written consent of the holders of a majority of the Company’s voting power.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth, as of January 31, 2011 information with regard to equity compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance. Each of the officers listed in the table below received the following shares of equity compensation under employment agreements.

	Number of Shares	% of Common Stock
	Beneficially Owned (1)	Beneficially Owned
Name of Beneficial Owner(1)
Carl A. Robinson	5,000,000	2.5%
Chad Slater	5,000,000	2.5%
Lionel Johnson	5,000,000	2.5%
Arael Doolittle	5,000,000	2.5%
Marcellous McZeal	58,121,600	28%
All executive officers and directors as a group (5 people)	78,121,600	38%

The following table shows, as of January 31, 2011, beneficial ownership of our common stock by the following: (i) any person we know who is the beneficial owner of more than 5% of our common stock, (ii) each of our directors and our named executive officers, and (iii) all of our directors and named executive officers as a group. As of January 31, 2011, we had 203,938,665 shares of our common stock issued and outstanding. Those shares are held by Robert Gandy representing 35% ownership as a majority shareholder, and Marcellous McZeal as officer and director for the company representing 28% ownership of the company and other officers and directors owning 15.1% .

	Number of Shares	% of Common Stock
	Beneficially Owned (1)	Beneficially Owned
Name of Beneficial Owner(1)
Robert Gandy(2)	68,808,533	35%
Marcellous McZeal	58,121,600	28%
Carl A. Robinson	5,000,000	2.5%
Chad Slater	5,000,000	2.5%
Lionel Johnson	5,000,000	2.5%
Arael Doolittle	5,000,000	2.5%
Roger Smith(3)	11,000,000	5.1%
All executives and directors as a group (6 people)	157,930,133	78.1%

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act and is generally determined by “voting power” and/or “investment power” with respect to securities. Unless otherwise noted, all shares of our common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of our common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as noted, are c/o PGI ENERGY, INC. 7322 Southwest Frwy Suite 1100, Houston, TX. 77074.

(2) Robert Gandy is not an officer or director; however he is an affiliate of the company and majority shareholder. Robert Gandy is a beneficial owner of more than 5% of the company common shares, thus deemed a control person. Robert Gandy is the CEO of Pythagoras Group chief credit underwriter. Mr. Gandy is still considered to be a promoter of the Company.

(3) Roger Smith received 10,000,000 shares for providing engineering consulting services to the Company in lieu of cash, and was subsequently elected to the board of directors and accepted his appointment. Robert Gandy gifted 1, 000,000 shares to Roger Smith for assisting him and Pythagoras Group in evaluating engineering reports.

Change In Control

On January 31, 2011, Marcellous McZeal, Chairman and Chief Executive Officer of PGI Energy, Inc., a Delaware corporation, prior to its name change from Tensas, Inc. and a buyers group, acquired approximately 75% of the outstanding shares of the Company directly from Lloyd Broussard and Yvonne Hardy, majority shareholders holding 80% of the outstanding shares of common stock and 2/3 of the class B preferred stock constituting a super majority of the voting rights. For additional information regarding the above referenced change in control, please see our Current Report on Form 8K, filed with the SEC on February 09, 2011.

DISSENTERS’ RIGHTS

Neither the Delaware Statutes, nor the Company’s Existing Charter nor its Existing Bylaws provide for dissenters’ rights of appraisal in connection with the Authorized Actions described in this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Marcellous McZeal
Marcellous McZeal
Chairman & CEO

Date: February 09, 2011

Exhibit 3(i)

Amended and Restated Articles of Incorporation of PGI Energy, Inc.

Exhibit 3(ii)

Amended and Restated Bylaws of PGI Energy, Inc.

Exhibit A
Private Placement Memorandum

EXHIBIT 3(i)

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of delaware does hereby certify:

First: That a meeting of the Board of Directors of Tensas, Inc resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation and the By-Laws, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

Resolved, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “1” so that, as amended, said Article shall be and read as follows:

Name

The Name of the Corporation is PGI Energy, Inc.

Resolved, that the authorized shares is hereby increased from 255,020,000 shares Class A Common stock to 1,000,000,000 shares Class A Common stock, par value .01 per share, and the Class B Preferred shares authorized is hereby increased to 20,000,000 shares, par value .01; and creation of Class C Preferred Convertible Shares to 1,000 units authorized, par value .01 and said Class C shares are convertible to common Class A shares.

Resolved, that a stock dividend is hereby declared through a 3-for-1 forward split effective February 15, 2011. All shareholders of record shall receive stock dividend automatically via transfer agent.

Second: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statue were voted in favor of the amendment.

Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 02nd day of February, 2011.

By: SS://Marcellous S. McZeal	By: SS://Yvonne Hardy
Authorized Officer	Authorized Person
Title: CEO & Chairman of Board	Title: Board Member
Name: Marcellous S. McZeal	Name: Yvonne Hardy

Exhibit 3(ii)
Contents
Resolution to Adopt Revised Bylaws
Bylaws of
PGI ENERGY, INC

Article 1 – Formation & Governance
1.1	Formation
1.2	Name
1.3	Purpose
1.4	Registered Agent
1.5	Principal Office of the Corporation
1.6	Accounting Method & Fiscal Year
1.7	Management
1.8	Rights of Management
Article 2 – Meetings
2.1	Notice
2.2	Waivers of Notice
2.3	Alternative Form of Meetings
2.4	Special Meetings
2.5	Conduct of Meetings
Article 3 – Shareholders
3.1	Consent to Action
3.2	Record Date
3.3	Proxies
3.4	Annual Meetings
3.5	Failure to Hold Annual Meeting
3.6	Voting List
3.7	Quorum
3.8	Voting of Shares
Article 4 – Directors
4.1	Qualification, Number, Election & Term
4.2	Quorum
4.3	Annual Meeting
4.4	Consent to Action
4.5	Removal
4.6	Vacancies
4.7	Committees
Article 5 – Officers
5.1	Title, Election, Term & Compensation
5.2	Removal

5.3	Vacancies
5.4	Authority
5.5	Chairman of the Board
5.6	President
5.7	Vice President
5.8	Secretary
5.9	Treasurer
5.10	Assistant Secretary and Assistant Treasurer

Article 6 – Share Certificates

6.1	Share Certificates, Transfer Agents/Registrars
6.2	Classes and Series of Shares
6.3	Consideration and Issuance
6.4	Lost, Stolen or Destroyed Certificates
6.5	Registered Shareholders
6.6	Seal

Article 7 – Dividends

7.1	Declaration and Payment
7.2	Reserves

Article 8 – Indemnification

8.1	Indemnification
8.2	Insurance
8.3	Advanced Expenses

Article 9 – Books & Records

9.1	Records to be Maintained
9.2	Inspection of Books & Records

Article 10 – General Provisions

10.1	Entire Agreement & Amendments
10.2	Severability
10.3	Definitions

Resolution to Adopt the Bylaws of

PGI ENERGY, INC

IN WITNESS WHEREOF, all the Director(s) of the aforementioned Corporation hereby adopt these Bylaws and agree to be legally bound by its provisions as of the date below.

Dated: February 02 ,2011

Director Signature	Director Signature
Marcellous S. McZeal, Chairman	Roger A T Smith

Director Signature	Director Signature
Chad Slater	Carl Robinson

Director Signature	Director Signature
Arael Doolittle	Yvonne Hardy

Director Signature	Director Signature
Lionel Johnson

Amended Bylaws of

PGI ENERGY, INC

Article 1 – Formation & Governance

1.1 Formation

The Board of Directors hereby establishes a Corporation subject to the laws of the State of Delaware by filing the Formation Document with the Secretary of State of the State of Delaware. The Formation Document sets forth the Corporation name, authorized shares, classes and series of shares if applicable, par value, purpose, duration if not perpetual, registered agent and office and any other lawful provisions which may be filed with the document.

1.2 Name

The Board of Directors intends to conduct the business of the Corporation under the name set forth in the Formation Document. The Corporation may also conduct business under any other permissible name.

1.3 Purpose

The Corporation may engage in any lawful business permitted under the laws of any jurisdiction in which the Corporation may transact such business.

1.4 Registered Agent

The Corporation will maintain a registered agent on file with the appropriate State Authority for the service of process. The registered agent may be an individual of legal age or a business entity registered to do business in the State and must have a physical address in said State for the service of process. The initial registered agent and address is set forth in the Formation Document is Corporations USA, LLC, AT 341 Raven Circle, Wyoming, Delaware. The Corporation will file any change in its registered agent with the appropriate State Authority no later than required by law.

1.5 Principal Office and Additional Office(s) of the Corporation

The principal office of the Corporation shall be located at any location as the Board of Directors may determine. A resolution for such office is incorporated herein by reference. The Corporation may have additional business offices within its State and where it may be duly authorized to do business outside of the State.

1.6 Accounting Method and Fiscal Year

The Corporation shall use an accounting method that adheres to generally accepted accounting principals and shall use a calendar year for its fiscal year. A different fiscal year may be set by resolution of the Board of Directors.

1.7 Management

The Corporation will be managed by a Board of Directors unless the Formation Document, or any amendment or restatement thereto, states that the Corporation will be a Close Corporation managed by a Shareholders’ Agreement. Such Shareholders’ Agreement must conform to the laws of the State of formation, must be signed by all the shareholders and is incorporated herein by reference upon adoption by the Shareholders. While operating under such Shareholders’ Agreement, the Shareholders are considered to be the Directors of the Corporation.

1.8 Rights of Management in Certain Cases

(a) In discharging a duty or exercising a power, a Director, Committee Member or Officer may, in good faith and with ordinary care, rely on information, opinions, reports, or statements, including financial statements and other financial data concerning the Corporation or another person and prepared or presented by:

(1)	an officer or employee of the entity;
(2)	legal counsel;
(3)	a certified public accountant;
(4)	an investment banker;
(5)	a person who Management reasonably believes possesses professional expertise in the matter; or
(6)	a committee of the governing authority of which the Governing Person is not a member.

(b) A Director, Committee Member or Officer may not in good faith rely on the information described by Subsection (a) if the such person has knowledge of a matter that makes such reliance unwarranted.

Article 2 –Meetings

2.1 Notice

Written notice stating the place, day and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally, by mail or by electronic transmission at the direction of the President, the Secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting. For such electronic transmission to be valid the shareholder must consent and specify the form of transmission which can include, but is not limited to, facsimile, electronic mail, instant message or other means.

2.2 Waivers of Notice

Notice may be waived in writing signed by the person or persons entitled to such notice. Such waiver may be executed at any time before or after the holding of such meeting. Attendance at a meeting shall constitute a waiver of notice, except where the person attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

2.3 Alternative Form of Meetings

Any meeting of the Corporation may be held using conference telephone, video conferencing, instant messaging, the Internet or any other form of communication provided such communication conforms to the laws of the State. If voting is to take place at such a meeting, the Corporation must implement procedures and safeguards to verify each person entitled to vote and to keep a record of such vote.

2.4 Special Meetings

a) Shareholders:
Subject to the notice requirements in Section 2.1 and 2.2 of these Bylaws a Special meeting of the Shareholders of the Corporation for any purpose or purposes may be called by the President or at the request in writing of a majority of the Board of Directors, or at the request in writing of Shareholders owning not less than ten (10%) percent of all the shares entitled to vote at the meeting. The notice for such special meeting shall state the purpose(s) of the proposed meeting and the business transacted at such meeting shall be limited to said purpose(s).

b) Directors:
Subject to the notice requirements in Section 2.1 and 2.2 of these Bylaws a Special meeting of the Directors of the Corporation may be called by the President or if the President is absent, unable or refuses to act, a Vice President or any two Directors. The notice for such special meeting shall state the purpose(s) of the proposed meeting and the business transacted at such meeting shall be limited to said purpose(s).

2.5 Conduct of Meetings

Meetings of the Shareholders shall be presided over by the President or by a Vice President designated by the President or any other person chosen by a majority of the Shareholders entitled to vote at such meeting. Meetings of Directors shall be presided over by the Chairman of the Board, if applicable, otherwise by the President, by a Vice President designated by the President or a Chairman chosen by a majority of the Directors present and entitled to vote at such meeting.

Article 3 – Shareholders

3.1 Consent to Action

Any action required to be taken at an annual, special or other meeting of the Shareholders may be taken without holding such meeting by written consent of the shareholders having at least the number of votes required to take action at such a meeting.

3.2 Record Date

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may in advance establish a record date which must be at least ten (10) but not more than sixty (60) days prior to such meeting. If the Board of Directors fails to establish a record date, the record date shall be the date on which notice of the meeting is mailed.

3.3 Proxies

No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

3.4 Annual Meeting

An annual meeting of shareholders for the election of Directors and such other business as may properly be brought before the meeting shall be held at such place, date and time as shall be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

3.5 Failure to Hold Annual Meeting

Failure to hold any annual meeting shall not be cause for dissolution of the Corporation. If the annual meeting is not held within any thirteen (13) month period, any court of competent jurisdiction in the county in which the principal office of the Corporation is located may, on the application of any shareholder, summarily order a meeting to be held.

3.6 Voting List

(a) The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer book shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

(b) Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

(c) An officer or agent having charge of the stock transfer books who shall fail to prepare the list of shareholders or keep the same on file for a period of ten (10) days, or produce and keep it open for inspection as provided in this section, shall be liable to any shareholder suffering damage on account of such failure, to the extent of such damage. In the event that such officer or agent does not receive notice of a meeting of shareholders sufficiently in advance of the date of such meeting reasonably to enable him to comply with the duties prescribed by these ByLaws, the Corporation, but not such officer or agent shall be liable to any shareholder suffering damage on account of such failure, to the extent of such damage.

3.7 Quorum of Shareholders

The holders of a majority of the shares entitled to vote at a meeting of the Shareholders that are present in person or represented by proxy, shall constitute a quorum at such meeting for the transaction of business except as otherwise provided by statute or by the Formation Document. If, however, a quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting, without notice other than announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting, provided a quorum shall be present or represented thereat any business may be transacted which might have been transacted if the meeting had been held in accordance with the original notice thereof.

3.8 Voting of Shares

Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting right of the shares of any class or classes are limited or denied by the Formation Document or these Bylaws. If expressly authorized by the Formation Document, a shareholder may cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by the number of his shares, or by distributing such votes on the same principal among any number of such candidates. Any shareholder who intends to cumulate his votes shall give written notice of his intention to the Secretary of the Corporation on or before the date preceding the election at which such shareholder intends to cumulate his votes. All shareholders may cumulate their votes if any shareholder gives the written notice provided for herein. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.

Article 4 – Directors

4.1 Qualification, Number, Election & Term

Directors need not be residents of the State in which the Corporation is formed or a shareholder of the Corporation. The initial number of Director(s) is six (6). This number may be increased or decreased from time to time by amending the Formation Document or these Bylaws. A decrease in the number of directors may not shorten the term of any incumbent Director. The Director(s) shall be elected at the annual meeting of the shareholders by a plurality of the shares entitled to vote. Each Director elected shall serve until his successor shall have been elected.

4.2 Quorum

A quorum of the Board of Directors is the majority of the number of Directors set forth in the Formation Document or these Bylaws subject to any restrictions or limitations in the Formation Document or State law. A quorum must be present to transact any business except to adjourn.

4.3 Annual Meeting

Within thirty (30) days after each annual meeting of shareholders the board of directors elected at such meeting shall hold an annual meeting at which they shall elect Officers and transact such other business as shall come before the meeting.

4.4 Consent to Action

Any action required to be taken at an annual, special or other meeting of the Board of Directors may be taken without holding such meeting by written consent of the Directors having at least the number of votes required to take action at such a meeting.

4.5 Removal of Directors

Any Director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of Directors.

4.6 Vacancies

Any vacancy in the Board of Directors caused by death, resignation, removal or otherwise shall be filled by a majority of the remaining Directors though less than a quorum of the Board of Directors or by the Shareholders at the annual meeting or a special meeting called for such a purpose. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor.

4.7 Committees

The Board of Directors may from time to time designate members of the Board to constitute committees, including an Executive Committee, which shall in each case consist of such number of Directors, not less than two, and shall have and may exercise such power, as the Board may determine and specify in the respective resolutions appointing them. A majority of all the members of any such committee may determine its action and fix the time and place of its meeting, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the number, subject as aforesaid, and members of any such committee, to fill vacancies and to discharge any such committee.

Article 5 – Officers

5.1 Title, Election, Term & Compensation

The Officers of the Corporation shall be a Chief Executive Officer, President, Vice President, Chief Financial Officer and Chief Operating Officer which was elected at the annual meeting of the Board of Directors. The Board of Directors may also elect additional officers and agents as it shall deem necessary. The Officers shall hold their offices for such terms and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors by resolution not inconsistent with these By-Laws. The same person may hold two or more offices. None of the Officers need be Directors except the President. The Board of Directors shall have the power to enter into contracts for the employment and compensation of officers for such terms as the Board deems advisable. The salaries of all Officers and agents of the Corporation shall be fixed by the Board of Directors. Election or appointment of an officer shall not of itself create contract rights.

5.2 Removal

The Officers of the corporation shall hold office until their successors are elected or appointed and qualify, or until their death or until their resignation or removal from office. Any Officer elected or appointed by the Board of Directors may be removed at any time by the Board whenever, in its judgment, the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

5.3 Vacancies

Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by a majority vote of the Board of Directors.

5.4 Authority

Officers and agents shall have such authority and perform such duties in the management of the corporation as may be provided in these By-Laws or as may be determined by the Board of Directors, not inconsistent with these By-Laws.

5.5 Chairman of the Board

The Chairman of the Board, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors upon written directions given to him pursuant to resolutions duly adopted by the Board of Directors.

5.6 President

The chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall preside at all meetings of the shareholders and at all meetings of the Board of Directors, unless a Chairman of the Board has been elected, in which event the chief executive officer shall preside at meetings of the Board of Directors in the absence or disability of the Chairman of the Board.

5.7 Vice President

The Vice President(s), in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and have the authority and exercise the powers of the President. They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

5.8 Secretary

The Secretary shall attend all meetings of the Board of directors and all meetings of the shareholders and record all of the proceedings of the meetings of the Board of Directors and of the shareholders in a minute book to be kept for that purpose and shall perform like duties for the standing committees when required. He/she shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President. In the absence of the Secretary or an Assistant Secretary, the minutes of all meetings of the Board and the shareholders shall be recorded by such person as shall be designated by the President or by the Board of Directors.

5.9 Treasurer

(a) The Treasurer, if the Corporation chooses to elect such an Officer, shall have custody of the corporate funds and securities and shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

(b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render the President and the Board of Directors, at its regular meetings, or when the President or Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

(c) If required by the Board of Directors, the Treasurer shall give the Corporation a bond of such type, character and amount as the Board of Directors may require.

5.10 Assistant Secretary and Assistant Treasurer

In the absence of the Secretary or Treasurer, an Assistant Secretary or Assistant Treasurer, respectively shall perform the duties of the Secretary or Treasurer. The Assistant Secretaries and Assistant Treasurers, in general shall have such powers and perform such duties as the Secretary or Treasurer, respectively, as the Board of Directors or President may prescribe.

Article 6 – Share Certificates and Seal

6.1 Share Certificates, Transfer Agents/Registrars

Ownership interest in the Corporation shall be evidenced by one or more share certificates issued by the Corporation. The certificates shall be consecutively numbered, state on the face thereof the State of formation, the Shareholders’ name, the number of the shares, be signed by the duly authorized Officers and sealed with the Seal of the Corporation or a facsimile thereof. The signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. The Corporation may appoint from time to time transfer agents and registrars, who shall perform their duties under the supervision of the Secretary.

6.2 Classes and Series of Shares

Subject to any restrictions in State or Federal law, the shares of the Corporation may be divided into one or more Classes and each Class may be further divided into one or more Series by including such divisions in the Formation Document or any amendment thereto. Each Class or Series must designate all the preferences, limitations and relative rights including voting rights associated with such a Class or Series.

6.3 Consideration and Issuance

Shares may be issued for such consideration, not less than the par value thereof, as may be fixed from time to time by the Board of Directors. The consideration for the payment of shares shall consist of money paid, labor done or property actually received. Shares may not be issued until the full amount of such consideration has been paid.

6.4 Lost, Stolen or Destroyed Certificates

The Board of Directors may direct a new certificate to be issued in place of any previously issued certificate alleged to have been lost, stolen or destroyed upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or destroyed. Such issuance will be upon such terms, conditions and guarantees as the Board of Directors deems adequate to protect the Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

6.5 Registered Shareholders

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, except as otherwise provided by the laws of the State of formation.

6.6 Seal

The Board of Directors shall adopt a corporate Seal of any design, as it deems desirable. The Secretary shall cause such a Seal to be affixed to any documents as the Board of Directors may direct. The Corporation may discontinue the use of such seal upon the amendment of these Bylaws to that effect.

Article 7 – Dividends

7.1 Declaration and Payment

Subject to the Laws of the State of Formation, dividends may be declared by the Board of Directors, in its discretion, at any regular or special meeting, pursuant to law and may be paid in cash, in property or in the Corporation's own shares.

7.2 Reserves

Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund for meeting contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Article 8 – Indemnification

8.1 Indemnification

The Corporation shall indemnify any Director or Officer or former Director or Officer of the Corporation, or any person who may have served at its request as a Director or Officer or former Director or Officer of another corporation in which it owns shares of capital stock or of which it is a creditor, against expenses actually and necessarily incurred by him in connection with the defense of any action, suit, or proceeding, whether civil or criminal, in which he is made a party by reason of being or having been such Director or Officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in performance of duty. The Corporation shall also reimburse any such Director or Officer or former Director or Officer or any such person serving or formerly serving in the capacities set forth in the first sentence above at the request of the Corporation for the reasonable cost of settlement of any such action, suit or proceeding, if it shall be found by a majority of the Directors not involved in the matter in controversy, whether or not a quorum, that it was in the best interest of the Corporation that such settlement be made, and that such Director or Officer or former Director or Officer or such person was not guilty of negligence or misconduct in performance of duty. The protection and indemnification provided hereunder shall not be deemed exclusive of any other rights to which such Director or Officer or former Director or Officer or any such person may be entitled, under any agreement, insurance policy or vote of shareholders, or otherwise.

8.2 Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against any such liability under these Bylaws or the laws of the State of Formation.

8.3 Advanced Expenses

The Corporation may pay in advance any expenses which may become subject to indemnification if the Board of Directors authorizes the specific payment, and the person receiving the payment undertakes in writing to repay unless it is ultimately determined that he is entitled to indemnification by the Corporation.

Article 9 – Books & Records

9.1 Records to be Maintained

The Corporation shall maintain complete and accurate books of account of the Corporation’s affairs at its principal place of business. These records shall contain the following:

a)	A copy of the Formation Documents and any amendments or restatements thereto
b)	The Corporation Bylaws and any amendments thereto
c)	A list of all the shareholders including the shares owned, mailing address
d)	A list of the name, address and title (if applicable) of each Officer of the Corporation
e)	The Corporation’s federal, state and local income tax records for the preceding three years
f)	Minutes of all meetings and any proxies used for voting at such meetings

9.2 Inspection of the Books and Records

Each shareholder shall have the right to inspect any records maintained under these Bylaws subject to the restrictions stated below:

a)	The demand for inspection must be in writing and state the purpose for such inspection
b)	The inspection and/or copying must be done during regular business hours
c)	The demand must allow for a reasonable time to make the information available for inspection
d)	The inspection and/or copying will be done at the requesting Shareholders’ own expense

Article 10 – General Provisions

10.1 Entire Agreement and Amendments

These Bylaws constitute the entire rules and regulations of the Corporation. Amendments to these Bylaws require unanimous consent by all the Director(s) of the Corporation evidenced by written resolution signed by such Director(s). Exhibit 1 is a written resolution adopting these Bylaws by the Director(s) of the Corporation and is incorporated herein by reference.

10.2 Severability

If any portion of these Bylaws is held to be invalid or unenforceable, these Bylaws shall be construed as if that invalid or unenforceable portion were omitted.

10.3 Definitions

As used in this Agreement, capitalized words or phrases shall have the following meaning:

a)	Corporation means the Corporation governed by these Bylaws

b)	Formation Document means the document(s) originally filed with the appropriate State Authority more commonly known as Articles of Incorporation or Certificate of Formation.

c)	State means the state in which the Corporation was initially formed and the laws by which it is governed

d)	State Authority means the office of state government tasked with forming, incorporating or organizing new entities and is commonly the Secretary of State.

e)	Director means any person who is qualified and elected to be a Director of the Corporation under the provisions of these Bylaws or the Formation Document

f)	Board of Director(s) means all the Director(s) of the Corporation

g)	Shareholder(s) means any person who owns Shares of the Corporation

h)	Officer means any person qualified and elected to manage the Corporation pursuant to the provisions of these Bylaws.

APPROVED AND ADOPTED this 02 day of February, 2011.

SS://Marcellous McZeal
Secretary
Marcellous McZeal

CERTIFICATE OF SECRETARY

I hereby certify that I am the Secretary of PGI Energy, Inc and that the foregoing Bylaws, consisting of 11 pages, constitute the code of Bylaws of the Corporation, as duly adopted at a regular meeting of the Board of Directors of the corporation held 02 day of February, 2011.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 02 day of February, 2011.

SS://Marcellous McZeal
Secretary
Marcellous McZeal

Exhibit A

PRIVATE PLACEMENT MEMORANDUM

UNDER
THE SECURITIES ACT OF 1933 EXEMPT REGULATION D RULE 144 AND 144A AND REGULATIONS

PGI ENERGY, INC.
(Successor Tensas, Inc ticker symbol: TSAS)

Delaware	6770	27-4786286
(State or jurisdiction of	(Primary Standard Industrial	Tax ID
incorporation or organization)	Classification Code No.)

7322 SOUTHWEST FRWY., SUITE 1100, HOUSTON, TX 77074		(713) 532-5649

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Marcellous McZeal, Chief Executive Officer
PGI ENERGY, INC.
7322 SOUTHWEST FRWY
Suite 1100
HOUSTON, TX. 77074

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
MARCELLOUS McZEAL, Esquire
GREALISH & MCZEAL, L.L.P.
1200 Rothwell
Houston, Texas 77002
Telephone: (o) 713.236.0639 (f) 713.223.3331

		Proposed	Proposed
	Amount	Maximum	Maximum
Title of each Class of	to be	Offering Price	Aggregate
Securities Offered	Offered	Per Share	Offering Price
Preferred stock class c, $.01 par value	10,000,000	$2.50	$25,000,000
Senior Secured Convertible Debt Note	1,000	$100,000	$100,000,000

Subject to completion, dated January 31, 2011

PRELIMINARY PROSPECTUS

PGI ENERGY, INC.

(Successor Tensas, Inc ticker symbol: TSAS.PK)

10,000,000 Preferred Shares of Stock

1,000 Senior Secured Convertible Notes

We do not intend to register under the Investment Company Act of 1940.

This is our private placement offering. We are offering 10,000,000 shares of our preferred stock class c at a price of $2.50 per share and 1,000 Senior Secured Convertible Notes at a price $100,000 per unit. We are offering pursuant to SEC Rules 144 and 144A, to accredited investors and qualified institutional investors (QIB) only an opportunity to participate in the private placement of PGI ENERGY, INC and we are offering up to 10,000,000 Preferred shares class c @ $2.50 per share convertible to 2-for-1 common shares with registration rights filing within 90 days of purchase. Concurrent with this offering we are offering up to $100 mil. in Senior Secured Convertible Debt Notes at $100,000 per unit, one year term (1) paying 12% coupon monthly, convertible to common stock at conversion rate of $2.00 per share with registration rights filing within 90 days of purchase.

The predecessor company Tensas, Inc was a public shell company ticker symbol: TSAS until we acquired a majority interest on January 31, 2011. After FINRA approves the name change and ticker symbol change to PGI Energy, Inc we will engage Montecito Advisors, a market maker to apply for quotation of our shares on the OTCBB to FINRA to be listed on the OTCBB and we are not able to determine the length of time that it will take for any such application to be approved by FINRA or if they will approve the company for trading on the OTCBB.

We are a development stage company and there can be no assurance we will be able to implement our business purpose, generate any revenue, or ever become profitable. The shares being offered are highly speculative and involve a high degree of risk. An investment in our shares should be considered only by persons who can afford a loss of their entire investment. Please refer to the section entitled “Risk Factors” beginning on page 9, below.

Underwriting discounts and
	Price to public	commissions	Proceeds to us
Per share
	$ 2.50	$	$ 2.50
Total maximum
	$125,000,000	$	$ 125,000,000

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is January 31, 2011.

Table of Contents

Index to Financial Statements

TABLE OF CONTENTS

Cautionary Statements Regarding Forward-Looking Statements	3
Prospectus Summary	4
Risk Factors	9
Risk Related to this Offering	15
Quantitative and Qualitative Discussion About Market Risk	15
Market for Our Common Stock and Related Stockholder Matters	15
Our Common Stock	16
Use of Proceeds	18
Determination of Our Offering Price	20
Dividend Policy	20
Management’s Discussion and Analysis	21
Directors and Executive Officers	26
Executive Compensation	28
Securities Authorized for Issuance Under Equity Compensation Plans	30
Security Ownership of certain Beneficial Owners and Management	30
Certain Relationships and Related Transactions, and Director Independence	31
Disclosure of Commission Position on Indemnification	34
Our Plan of Distribution	36
Shares Eligible for Future Sale	37
Additional Information	38
Quantitative and Qualitative Discussion About Market Risk	39

You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different from that contained in this prospectus. We are offering to sell and seeking offers to buy shares of our common stock only in jurisdictions where such offers and sales are permitted. This document may only be used where it is legal to sell the shares of our common stock. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of our common stock.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “intends, “plans,” “should,” “seeks,” “pro forma,” “anticipates,” “estimates,” “continues,” or other variations thereof (including their use in the negative), or by discussions of strategies, plans or intentions. Such statements include but are not limited to statements under the captions “Risk Factors,” “Management’s Discussion and Analysis,” “Our Business”, “Our Purpose” and elsewhere in this prospectus. A number of factors could cause results to differ materially from those anticipated by such forward-looking statements, including those discussed under “Risk Factors” and “Our Business.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including:

  our ability to implement our business purpose;

  our ability to market our proposed services, commence revenue operations and then to achieve profitable results of operation;

  competition from larger, more established companies with far greater economic and human resources than we have;

  our ability to attract and retain customers and quality employees;

  the effect of changing economic conditions; and

  changes in government regulations, tax rates and similar matters.

You should not unduly rely on these forward-looking statements, which speak only as of the date of this prospectus. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this prospectus, or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we intend to file from time to time with the Securities and Exchange Commission (“SEC”). The cautionary statements made in this prospectus are intended to be applicable to all related forward-looking statements wherever they appear in this prospectus.

PRELIMINARY PROSPECTUS

PROSPECTUS SUMMARY

This summary highlights certain information contained elsewhere in this prospectus. This summary does not contain all of the information you should consider before investing in our common stock. You should carefully read the entire prospectus, including the section entitled “Risk Factors” and our financial statements and related notes, before you decide whether to invest in our common stock. If you invest in our common stock, you are assuming a high degree of risk. See the section entitled “Risk Factors.” References to “our,” “our company,” “us,” or “the Company” refers to PGI ENERGY, INC. and its subsidiaries, unless the context indicates otherwise.

This prospectus contains forward-looking statements. The outcome of the events described in these forward-looking statements is subject to risks and actual results could differ materially. The sections entitled “Risk Factors,” and “Our Purpose” contains a discussion of some of the factors that could contribute to those differences.

Item 1. Our Company.

Our Company – Our company, we, us, our refers to PGI Energy, Inc.

Our Company was incorporated as OSF Financial Services, Inc in the State of Delaware on July 24, 2003, for the purpose of , mortgage banking providing residential loans in the State of Texas. Previous management, however, was unable to successfully maintain operation the business, and as a consequence, we heretofore changed the company name to Tensas, Inc and had no business operations from 2004-present. In Fall 2010, we began to seek out a partner with which to merge and engage in an alternative business plan. On January 31, 2011, we entered into an Agreement to Sale the Majority Shares we held (the “Share Purchase Agreement”) with a buyers group and rename the Company PGI Energy, Inc., for the purpose of establishing an energy holding company, headquartered in Houston, Texas. The company’s purpose is to acquire assets in the proven producing oil and gas assets, refinery and pipeline sectors of the energy industry and other synergistic assets. The company will only acquire proven producing, and income producing assets. Funding Structures: We will acquire assets under traditional debt, revolving credit facility, Limited Partnership, direct equity ownership of assets, special purpose entity to hold assets, with the company maintaining controlling interest or joint venture interest. We may at our discretion leverage assets and s to finance projects through off balance sheet methods of third party lender or investor such as establishing a special purpose entity to hold an asset being acquired through a joint venture agreement with a third party and taking out a loan under said entity through traditional debt structure, mezzanine debt structure or structured finance through the debt markets for rated corporate debt, upon which these transactions may properly categorized as off-balance sheet transaction if PGI Energy owns less than 50% of the entity or assets. The Company will fully disclose said transaction to its shareholders and provide supporting information within its financial reports to maintain transparency.

Credit Committee and Underwriting Guidelines: We are required to apply a standard of valuation for targeted assets to acquire as follows: Before we acquire an asset it must meet this criteria, have a maximum loan-to-value ratio of 70% of the value of proven developed producing oil and gas assets, maximum loan to value ratio of 35% of proven developed non-producing behind pipe assets, refinery and pipeline assets maximum 70% loan to value of income and asset base value based upon review of a third party engineering or appraisal report. All acquisition Funding require 100% cash flow to the Company less agreed upon general & accounting expenses as the term is commonly understood in generally accepted accounting principles. All Funding structures require PGI Energy to receive a minimum equity ownership of 3%-15% of the asset being acquired. Credit underwriting Process: Initial Review of the asset, good title report, third party engineering report review or appraisal, funding structure or proposed term sheet for funding, credit committee review for approval or decline, commitment to if approved, loan documents provided from attorney if any, and closing instructions.

Our executive officers listed herein the prospectus are our credit committee members. The qualifications and credentials of each of our executive officers (credit committee) is listed herein the prospectus under “Directors and Executive Officers pages 26 and 27”. Our credit committee must consist of at least three of our executive officers whom shall meet to review projects for acquisition, and funding as recommended by our credit underwriter consistent with our underwriting guidelines. The committee members shall give their assent or dissent to a particular acquisition or funding and said decision shall be recorded upon the records of the Company. The majority vote of the credit committee decision is final subject to review and veto by the Board of Directors only if the credit committee did not comply with the underwriting guidelines. Our credit committee and underwriting guidelines require a maximum loan-to-value ratio of 70% of proven developed producing oil and gas assets or 35% of proven developed non producing oil and gas assets. All of our executives may sit on the committee for any project presented. The acquisition or funding target shall be presented to all committee members for review prior to committee review date and the members shall coordinate their schedules internally to make sure that a quorum will be convened to decide the matter. If a quorum is not present the committee review will be post- poned for later date. Neither the credit underwriter nor committee members may deviate from the underwriting guidelines set forth unless the guidelines are fully revised by the Board of Directors. The Board of Directors may override, veto or revise any decision made by the credit committee if the credit committee did not comply with the underwriting guidelines. Our credit underwriter is Pythagoras Group by and through its designated agents. The credit underwriter will recommend acquisition targets and funding structures. The credit underwriter will recommend funding requirements within the defined underwriting guidelines and present to the credit committee for final decision. Pythagoras Group/Robert Gandy will not function as a securities underwriter with respect to our IPO. Pythagoras Group/Robert Gandy’s role as credit underwriter is defined as vetting acquisition opportunities among its resources in the oil and gas industry to identify asset classes that fall within the underwriting guidelines, evaluate those assets through initial review of the asset, good title report, third party engineering report review or appraisal, recommend funding structure or proposed term sheet for funding, issue commitment to upon approval by credit committee, order loan documents to be provided from attorney if needed, and closing instructions. Shall schedule closing of acquisitions and arrange funding.

Funding Capital: Our acquisition and funding capital will come from issuing shares for sale to institutional investors and accredited investors through this private placement.

The Company entered into an agreement with Pythagoras Group, Inc. (“Pythagoras”), an entity wholly owned and controlled by Robert Gandy, that as compensation for obtaining financing for the Company, Pythagoras will receive 6% of the funded amount. Finally, Pythagoras will act as the chief investment administrator and will receive 2% of the gross profit plus operating expenses monthly. Robert Gandy is herein deemed a promoter of the Company. Robert Gandy is a registered securities dealer restricted to finder activities with the State of Texas Securities Board License #40630.

The Company also has an agreement with Grealish & McZeal, an entity affiliated with Marcellous McZeal, to pay an aggregate amount of $2 million in consideration of legal services rendered to date, and to be rendered in the future. Marcellous McZeal is herein deemed a promoter of the Company.

The company has contracted with Pythagoras Group a boutique investment bank to provide contracted services as chief credit underwriter for proven producing oil & gas assets, refinery and pipeline assets, distressed assets acquisition and deal evaluation. Under the contract Pythagoras Group shall receive compensation of 2% of the gross profits of the company plus operating expenses. Robert Gandy is a significant shareholder in the Company, which raises questions of conflict of interest as he has considerable influence over the Company operations which gives him an unfair advantage over other investors similarly situated in deciding which assets the Company shall acquire. He does not have final decision making authority nor does he have the power to make acquisitions without the approval of the credit committee.

The foregoing contractual agreements have been subsequently reviewed by the Board of Directors, ratified and adopted as approved.

Following the closing of the offering, it is not our present intent or the present intent of our management to engage in a “reverse acquisition” or “reverse merger” with another operating entity. Our intention is to develop and implement our business purpose as described under “Management’s Discussion and Analysis – Our Plan of Operation” beginning on page 24, under “Our Business” beginning on page 24, and elsewhere in this prospectus.

Our fiscal year ends on December 31.

Where You Can Find Us

Our principal executive offices are located at 7322 Southwest Frwy Ste 1100, Houston, TX. 77074 telephone number at this location is (713) 532-5649 . Our new web site address is www.PGI-.com. The information contained on our web site is not deemed a part of this prospectus.

This is our private placement offering. We are offering 10,000,000 shares of our preferred stock class c at a price of $2.50 per share and 1,000 Senior Secured Convertible Notes at a price $100,000. We are offering pursuant to SEC Rules 144 and 144A, accredited investors and qualified institutional investors (QIB) only an opportunity to participate in the private placement of PGI ENERGY,INC and we are offering up to 10,000,000 Preferred shares class c @ $2.50 per share convertible to 2-for-1 common shares with registration rights filing within 90 days of purchase. Concurrent with this offering we are offering up to $100 mil. in Senior Secured Convertible Debt Notes at $100,000 per unit, one year term (1) paying 12% coupon monthly, convertible to common stock at conversion rate of $2.00 per share with registration rights filing within 90 days of purchase. The offering price per share has been arbitrarily determined by us and is not necessarily related to the value of our assets, or our book value, earnings, or any other recognized criteria of value.

You may revoke your subscription at any time prior to PGI ENERGY, INC. acceptance of your subscription by notifying them in writing of your revocation decision.

While there are certain costs inherent in being a public reporting company, including the costs of compliance with the periodic reporting and other requirements under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), applicable to public companies as well as the cost of the annual audit of our financial statements to be included in our annual report on Form 10-K, management believes such costs are outweighed by the benefits to be derived from our ability to access certain sources of financing that management does not believe would be available to a privately-held company. In view of current economic conditions and based on discussions with certain private equity s, management believes that the availability of private equity and debt financing and bank lending for a smaller enterprise with a developed business purpose but limited operating history and limited assets is limited.

The Offering

Convertible Senior Secured Notes	$100,000,000 aggregate total; 1,000 units at $100,000 per unit

Offering price per share	$2.50 per share

Preferred Shares Class C outstanding after the offering	10,000,000

Preferred Shares Class C outstanding before the offering	-0-

Common Shares outstanding before the offering	203,938,665 shares(1)

Securities being offered	10,000,000 preferred shares class c

Minimum number of shares or notes to be sold in this offering	There is no minimum amount.

Offering period

The shares are being offered for a period up to 120 days after the date of this offering unless we earlier sell all of the shares or we terminate the offering. We reserve the right to extend the offering for up to an additional 90 days, in our sole discretion.

Proceeds of the offering

The gross proceeds of the offering will be $125,000,000 from closing on sale of 10,000,000 preferred shares class c and 1,000 units of senior secured notes. We intend to use the net proceeds to implement our business purpose, including developing our business and for general working capital purposes. See “Use of Proceeds” on page 18 below. We will receive all of the proceeds of this offering. The net proceeds will be immediately available to us for our use following closing of the offering.

Risk Factors

We are a development stage company and we are subject to a number of risks. These risks are discussed under the heading “Risk Factors” beginning on page 9. Since our inception, we have incurred operating losses, negative cash flows, and we have never generated any revenue. We expect to continue to incur net losses and negative cash flows for the foreseeable future, and we may never generate any revenue or become profitable.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Selected Financial Information

The following selected financial data should be read in conjunction with our “Management’s Discussion and Analysis – Plan of Operation” and our Financial Statements and Notes thereto, included elsewhere in this offering. We have had no revenue to date and have incurred net losses since inception.

Risk Factors

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and other information contained in this prospectus before deciding to invest in our common stock. The risks described below are not the only ones facing our company. Additional risks not presently known to us or which we currently consider immaterial may also adversely affect our company.

If any of the following risks actually occur, our business, financial condition and operating results could be materially adversely affected. In such case, you could lose a part or all of your investment.

Risks Related to Our Company and Our Operations

We are a development stage company and our business purpose is unproven. We have generated no revenues from our operations and incurred operating losses since our inception. We have very limited cash resources. We are dependent on the proceeds of this offering to begin the implementation of our business purpose.

We are a development stage company and our business purpose is unproven and we cannot assure you that we will ever achieve profitability or, if we achieve profitability, that it will be sustainable. We are subject to all of the risks inherent in a new business. We have not generated any revenues to date. Our current working capital is not sufficient to enable us to implement our business purpose described in this prospectus.

There is substantial doubt about our ability to continue as a going concern.

Because we have limited cash resources and our officers may be unwilling or unable to loan or advance any additional s to us, we believe that if we do not raise additional capital within the next 12 months in addition to the net proceeds from this offering, we may be required to suspend or cease the implementation of our business purpose. Due to the fact that there is no minimum offering amount and we are not required to re your subscription amount, you may be investing in a company that will not have the s necessary to develop its business strategies. As such we may have to cease operations and you could lose your entire investment. Accordingly, we may find it difficult or impossible to attract investors.

Management Weaknesses in Internal Controls and Reporting Procedures.

Management identified material weaknesses in its internal controls and reporting procedures. This deficiency consisted primarily of inadequate staffing and supervision that could lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews. However, the size of the Company prevents us from being able to employ sufficient resources to enable us to have adequate segregation of duties within our internal control system. Management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Management has taken all actions to ensure that the filing includes all required content and the financial statements presented are in conformity with US generally accepted accounting principles for interim financial reporting pursuant to the rules of the SEC. We will utilize outside accounting advisory firm to develop and implement controls and procedures for final reporting upon receipt of operating capital to remediate weaknesses.

Since we are a new company and lack a mature operating history, we face a high risk of business failure which could result in a loss of your entire investment.

We are a new Company and lack a mature operating history. There are more experienced competitors who may be seeking the same assets as us for acquisition and as such they will have a competitive advantage over us in evaluating such assets. Further more experienced competitors may have easier or faster access to capital for funding an acquisition than us. We expect our results of operations may also fluctuate significantly in the future as a result of a variety of market factors, including, among others, the dominance of other companies offering similar services, the entry of new competitors into our industry, our ability to attract, retain and motivate qualified personnel, the initiation, renewal or expiration of our customer base, pricing changes by us or our competitors, specific economic conditions in the energy upstream and midstream assets retail sales of products, and general economic conditions. Accordingly, our future sales and operating results are difficult to forecast. As of the date of this prospectus, we have earned no revenue. Failure to generate revenue will cause us to go out of business, which will result in the complete loss of your investment.

We may be subject to unanticipated regulatory, environmental, political, legal and economic risks which could adversely affect our business We will be subject to various regulatory and reporting requirements because the petroleum industry is heavily regulated. Our corporate counsel will be responsible for the Company meeting its regulatory reporting, permitting and licensing obligations. We are subject to rules of OSHA. States require petroleum companies, which are operating in their state to file reports with the appropriate agency, maintain appropriate permits, and the operators of oil fields must be licensed and registered by the appropriate state agency or federal agency if operated in federal waters. The agency varies from state to state. For example in Texas, the Texas State Railroad Commission regulates petroleum companies. Many localities require reporting by petroleum companies, especially in the area of environmental matters. Petroleum companies are also required to maintain appropriate surety bonds for abandonment and plugging of wells. Refinery operations routinely require testing for environmental purposes and reporting to the environmental protection agency. Transportation of crude and refined products requires specific transport vehicles such as gasoline tankers and drivers must be HAZMAT licensed. Pipeline operations require routine testing and reporting requirements to State and federal agencies. We may be subject to political and legal risk of changing legislation relating to the petroleum industry which is heavily regulated. There may be significant economic risk such as trade risk associated with trade restriction and or tariffs and tax imposed by governmental bodies.

Concentration of Market Segment exposes our company to certain economic factors that are beyond our control which may significantly affect growth, and revenue of our business model.

We are an energy holding company and will be concentrated in the market segment of primarily refinery and pipeline, oil and gas production and distribution services. The energy sector is a high volatility industry. Profit margin is usually thin in the refinery processing business.

Fluctuations in energy prices can also greatly affect the development of new petroleum product reserves and, to a lesser extent, production from existing wells. In general terms, energy prices fluctuate in response to changes in supply and demand, market uncertainty and a variety of additional factors that are beyond our control. Declines in energy prices could have a negative impact on exploration, development and production activity and, if sustained, could lead to a material decrease in such activity. Sustained reductions in exploration or production activity in our areas of operation would lead to reduced utilization of our gathering and treating assets. Because of these factors, even if new reserves are known to exist in areas served by our assets, producers may choose not to develop those reserves. If reductions in drilling activity result in our inability to maintain levels of throughput on our systems, it could have a material adverse effect on our business, results of operations and financial condition.

Our acquisition of new assets may not result in the anticipated revenue increases

One of the ways we intend to grow our business is through the acquisition of new assets. The acquisition of new assets involves numerous regulatory, environmental, political and legal uncertainties beyond our control and may require the expenditure of significant amounts of capital. If we undertake such projects, they may not be completed on schedule or at the budgeted cost, or at all. Moreover, our revenue may not increase immediately upon the expenditure of s on a particular project. For instance, if we expand a pipeline, the construction may occur over an extended period of time and we will not receive any material increases in revenue until the project is completed. Moreover, we may construct facilities to capture anticipated future growth in production in a region in which such growth does not materialize. To the extent we rely on estimates of future production in our decision to construct additions to our system, such estimates may prove to be inaccurate because of numerous uncertainties inherent in estimating quantities of future production. As a result, new facilities may not be able to attract enough throughputs to achieve our expected investment return which could adversely affect our results of operations, cash flows and financial condition. We may be unable to obtain such rights-of-way to connect new petroleum product supplies to our existing gathering lines or capitalize on other attractive expansion opportunities. Additionally, it may become more expensive for us to obtain new rights-of-way or to renew existing rights-of-way. If the cost of renewing or obtaining new rights-of-way increases, or if we lose our existing rights-of-way through our inability to renew right-of-way contracts or otherwise, our results of operations, cash flows and financial condition could be adversely affected.

We lack reserve expertise

Since we are not engaged in the exploration for, and the development of, natural gas and crude oil reserves, we do not possess reserve expertise and we often do not have access to third party estimates of potential reserves in an area prior to constructing facilities in such area.

No Specific acquisition contracts have been signed by the company as of the date of this filing.

The Company has not entered into any agreements to acquire any assets. The company has only identified assets for sale and evaluated those assets as suitable for acquisition and contacted principals and agents regarding target assets.

We may be unable to generate sufficient or positive cash flows from the purchase, transportation, storage, distribution and sale of petroleum products to adequately support our financial or operational results.

Our marketing results depend upon our ability to generate sufficient or positive cash flows from the purchase, sale and cost to carry of petroleum products. Our cash flows are affected by many factors beyond our control, including:

  availability of parties willing to enter into purchase and sale transactions with us;

  increases in operational or capital costs;

  the availability of petroleum products to us;

  upward or downward movement and volatility in the price of petroleum products due to any reason, as well as basis differentials;

  availability of s from our operations and credit facilities to support marketing and trading activities;

  availability of counterparties willing to offer credit to us;

  reductions in demand for, and supply of, petroleum products for any reason;

  prices for petroleum products at various production locations and points of sale as well as purchase and sale transactional costs, including hedging costs and futures contracts on the NYMEX and over the counter (“OTC”) markets;

  timing differences between effecting buy, sell and other risk management transactions; and

  technical and structural changes in petroleum product markets.

We may be unable to manage our future growth.

We expect to experience continuous growth for the foreseeable future. Our growth may place a significant strain on our limited management, financial, operating and technical resources. Failure to manage this growth effectively could have a material adverse effect on our financial condition or the results of our operations.

Our Acquisition and Credit Underwriter Pythagoras Group’s role presents a potential conflict of interest and unfair advantage over other shareholders similarly situated The Company entered into an agreement with Pythagoras Group, Inc. (“Pythagoras”), an entity wholly owned and controlled by Robert Gandy.

The company has contracted with Pythagoras Group a boutique investment bank to provide contracted services as chief credit underwriter for acquisition targets of proven producing oil & gas assets, refinery and pipeline assets, and deal evaluation. Mr. Gandy’s role and influence within the company and his ability to influence business decisions that may be contrary to the interests of other shareholders. Mr. Gandy is the one who will have the ultimate role to recommend acquisition target and funding structures. Under the contract Pythagoras Group shall receive compensation of 2% of the gross profits of the company plus operating expenses. Robert Gandy is a significant shareholder in the Company, which raises questions of conflict of interest as he has considerable influence over the Company operations which gives him an unfair advantage over other investors similarly situated in deciding which assets the Company shall acquire. The Company will award a contract employment position with negotiated salary for a term of 10 years and the $300,000 annual salary that has been granted Robert Gandy as part of his contract provisions. Robert Gandy and Robert Carroll employees of Pythagoras Group have been appointed as advisory board members of PGI Energy, which will serve to give an accounting to the board of their credit underwriting decisions. Robert Gandy prior to forming PGI Energy, formed a special purpose entity called Petro Refinery Series I- 2009, Inc with Marcellous McZeal, our chief executive officer as chief counsel and principal of that entity. The entity is currently not operating and never has been operational.

Our corporate counsel’s role as partner in the law firm Grealish & McZeal, LP presents a potential conflict of interest and unfair advantage over other shareholders There is a potential conflict of interest regarding Marcellous McZeal, our chief executive officer being a partner at the law firm Grealish & McZeal, LP acting as our CEO and Chief Counsel. His law firm was awarded a contract regarding a $2million fee for legal services by him and Mr. Gandy as the only board members. Marcellous McZeal, our Chief Executive Officer is a significant shareholder in the Company. This contract was reviewed by new board members, ratified and adopted as fair and equitable in the best interest of the Company and its shareholders. He will however, resign his law firm position once the Company becomes operational through funding from our initial public offering. Marcellous McZeal, our Chief Executive Officer prior to forming PGI Energy, formed a special purpose entity called Petro Refinery Series I-2009, Inc as a principal and its chief counsel with Robert Gandy. The entity is currently not operating and never has been operational.

Our Management Team lacks sufficient experience in the oil & gas industry

Our CEO Marcellous McZeal has no experience operating an oil and gas business. The only experienced executive we have on our management team in the oil & gas industry is Chad Slater, Vice-President. The other members of our executive team have little or no experience in the industry of our operations which could have a dramatic economic impact upon the Company and could result in loss of your entire investment.

RISK RELATED TO THIS OFFERING

QUANTITATIVE AND QUALITATIVE DISCUSSION ABOUT MARKET RISK

We do not believe we face any material market risk exposure with respect to derivative or other financial instrument, financial currency risk, or otherwise.

Anti-Takeover Effects of Certain Provisions of Our Certificate of Incorporation, By-Laws and Delaware Law

Our amended and restated certificate of incorporation, provisions of our amended and restated by-laws and Delaware law could discourage takeover attempts and prevent stockholders from changing our management.

Our articles of incorporation authorize the issuance of up to 1,000 shares of preferred stock class B, of which forms a super majority shareholder giving it’s shareholder a 1,000 to 1 vote or share conversion. Our board of directors, without further action by our stockholders, is authorized to issue the shares of preferred stock class B in one or more and to fix and determine as to any , any and all of the relative rights and preferences of shares in each , including without limitation, preferences, limitations or relative rights with respect to redemption rights, conversion rights, voting rights, dividend rights and preferences on liquidation. The issuance of additional shares of preferred stock class B with voting and conversion rights could materially adversely affect the voting power of the holders of common stock and may have the effect of delaying, deferring or preventing a change in control of us.

We have no plans or proposal to adopt any other provision or enter into any arrangements that may have a material anti-takeover consequence.

Our common stock is subject to the SEC’s Penny Stock Regulations which may affect the liquidity for our stock, the ability of our stockholders to resell their shares through a broker-dealer, and their ability to obtain accurate price quotations.

Our common stock is subject to the SEC’s “penny stock” rules. These regulations define a “penny stock” to be any equity security that has a market price (as defined) of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, these rules require the delivery, prior to the transaction, of a disclosure schedule prepared by the SEC relating to the penny stock market. The broker-dealer also must disclose the commissions payable to the broker-dealer and the registered underwriter, current quotations for the securities, information on the limited market in penny stocks and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealers’ presumed control over the market. In addition, the broker-dealer must obtain a written statement from the customer that such disclosure information was provided and must retain such acknowledgment for at least three years. Further, monthly statements must be sent disclosing current price information for the penny stock held in the account. The penny stock rules also require that broker-dealers engaging in a transaction in a penny stock make a special suitability determination for the purchaser and receive the purchaser’s written consent to the transaction prior to the purchase. The foregoing rules may materially and adversely affect the liquidity for the market of our common stock, if any such public market develops. Such rules may also affect the ability of broker-dealers to sell our common stock in any such public market, the ability of holders of such securities to obtain accurate price quotations and may therefore impede the ability of holders of our common stock to sell such securities in the secondary market.

MARKET FOR OUR COMMON STOCK
AND RELATED STOCKHOLDER MATTERS

The predecessor company Tensas, Inc was a public shell company ticker symbol: TSAS until we acquired a majority interest on January 28, 2010. The Company currently trades on the pink sheets. After FINRA approves the name change and ticker symbol change to PGI Energy, Inc we will engage Montecito Advisors, a market maker to apply for quotation of our shares on the OTCBB to FINRA to be listed on the OTCBB and we are not able to determine the length of time that it will take for any such application to be approved by FINRA.

Dividends

Since our inception, we have not declared or paid cash dividends on our common stock. Currently, we intend to retain earnings, if any, to support our growth strategies and do not anticipate paying cash dividends in the foreseeable future. Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including our financial condition, operating results, current and anticipated cash needs and plans for expansion. We currently intend to do a forward split 3-for-1 dividend in February 2011.

Our Common Stock

We are currently authorized to issue up to 255,020,000 shares of our common stock, $.01 par value per share. We intend to increase the authorized shares to 1,000,000,000 and intend to do a forward split 3-for-1 dividend. Each share of our common stock entitles the holder thereof to one vote on each matter submitted to our stockholders for a vote.

Holders of our common stock:

  have equal ratable rights to dividends from s legally available therefore when, as and if declared by our board of directors are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs do not have preemptive, subscription or conversion rights, or redemption or applicable sinking provisions, and are entitled to one non-cumulative vote per share on all matters submitted to stockholders for a vote at any meeting of stockholders.

We anticipate that, for the foreseeable future, we will retain earnings, if any, to finance the operation of our business. The payment of dividends in the future will depend upon, among other things, our capital requirements and our operating and financial conditions.

Offering Period

The offering period will commence promptly following the date of this offering and will continue for a period of 120 days thereafter unless earlier terminated by the Company. The Company reserves the right to extend the offering period for up to an additional 90 days, in its sole discretion.

Subscription Agreement and Procedures

The Company may accept or reject any subscription in its sole discretion. In the event they reject a subscription, they shall return the subscription proceeds to the subscriber without interest, charge or deduction. You may revoke your subscription at any time prior to their acceptance of your subscription by notifying them in writing of your subscription revocation decision.

USE OF PROCEEDS

We intend to use the proceeds of this offering for the uses described below. The net proceeds of our offering are expected to be approximately $125,000,000 if all 10,000,000 preferred class c shares are sold and 1,000 convertible senior secured notes are sold, respectively, after deducting estimated offering expenses. The gross or net proceeds could be more depending upon an increase in distribution pricing as dictated by market demand if such a market develops. There is no assurance that we can complete the offering.

We anticipate that the uses of the net proceeds of this offering will be as follows

If 100% of
Shares Sold
Uses of Proceeds
Gross proceeds of offering	$125,000,000
Offering expenses, including expense advanced by
management or payable in connection with closing, including: (1)	60,000
Financial printing expenses	40,000
Payment of offering expenses payable at, before or
following closing to auditors and transfer agent (1)	$100,000
Net proceeds	124,900,000
General working capital (2)	124,900,000
Totals	$124,900,000

(1)

The amounts we have set forth above are estimates developed by our management of the allocation of net proceeds of the offering based upon our current plans and prevailing economic and industry conditions. Although we do not currently contemplate material changes in the proposed uses of proceeds set forth above, to the extent that our management finds that adjustment thereto is required, the amounts shown may be adjusted among the uses indicated above. Our proposed uses of proceeds are subject to changes in general, economic and competitive conditions, timing and management discretion, each of which may change the amount of proceeds expended for the purposes intended. The proposed application of proceeds is also subject to changes in market conditions and our financial condition in general. Changes in general, economic, competitive and market conditions and our financial condition would include, without limitation, the occurrence of a national economic slowdown or recession, a significant change in the demand for our services, changes in the competitive environment in which we operate, and changes in general market or industry conditions. While our management is not currently aware of the existence or pending threat of any of the foregoing events, there can be no assurance given that one or more of such events will not occur.

(2)

General working capital expenditures include acquisition of assets proven producing oil & gas, refinery and pipeline assets. This category also means employee payroll, equipment, general company expenses and software purchases. We project usage of $2.4 Mil for payroll expenditures if we hire all 31-33 employees we intend to hire which include transportation and logistics, crude analyst, secretaries, IT personnel, marketing, and sales personnel. We plan to pay executive signing bonuses that total $900,000. We expect to expend approx. $200,000 ann. on telephone, utilities, and internet. We expect to spend $100,000 on risk, accounting and engineering software. General Administrative annual expenses including auditor, outside accountant, and miscellaneous $500,000.

DETERMINATION OF OUR OFFERING PRICE

The $2.50 per share offering price of our preferred stock class c and $100,000 per unit for our convertible senior secured notes was arbitrarily determined by us. There is no relationship between the offering price per share and the value of our assets, book value, earnings, or any other recognized criteria of value.

DIVIDEND POLICY

We have never declared or paid a dividend on our common stock. Currently, we anticipate that we will retain earnings, if any, to support operations and to finance the growth and development of our business and do not anticipate declaring or paying cash dividends in the foreseeable future.

MANAGEMENT’S DISCUSSION AND ANALYSIS

General

You should read the following plan of operation together with the more detailed information and financial statements and notes thereto and schedules appearing elsewhere in this prospectus. Throughout this prospectus, when we refer to “PGI Energy,” “we,” “our” or “us,” we mean PGI ENERGY, INC. This plan of operation contains forward looking statements that involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in these forward looking statements as a result of certain factors, including, but not limited to, those presented under “Risk Factors” or elsewhere in this prospectus.

We are a development stage company and our business purpose is unproven and we cannot assure you that we will ever achieve profitability or, if we achieve profitability, that it will be sustainable. We are subject to all of the risks inherent in a new business. We have not generated any revenues to date. Our current working capital is not sufficient to enable us to implement our business purpose described in this prospectus. For these and other reasons, our independent auditors have raised substantial doubt about our ability to continue as a going concern. Accordingly, we will require financing in addition to the net proceeds we are able to raise in this prospectus.

Liquidity

  The Company has not generated any revenues since inception. The Company has relied upon expenses being paid through loans provided by the founders McZeal and Gandy, unsecured with no interest rate or time affixed for repayment. The Company expects its liquidity position to increase once the public offering of its shares occurs and it begins to acquire income producing assets to cover expenses and operations. We do not have firm commitments for expenses of $4,800,000 this is merely a projected figure that we reasonably believe will occur that can affect liquidity of the Company causing a decrease in liquidity. We have not identified any other known trends or demands, commitments, events or uncertainties that will result in or that are reasonably likely to result in the Company’s liquidity increasing or decreasing in any material way. We have had no revenue since inception and are considered a development stage company. Our initial operating capital shall come from this private placement offering.

Capital Resources

The Company estimates that its payroll will grow to approx. $2.4 million annually as it hires new employees immediately upon full operations to fulfill duties of marketing, sales, analysts, logistics and transportation. We have budgeted for a total of 31-33 employees including executives. Our payroll for executives alone is $900,000 annually. We anticipate being able to meet continued payroll and general operating expenses of $4,800,000 annually from operations as acquisitions of oil and gas assets, and or mid-stream assets occur and the products are sold into the market. Market volatility for commodity pricing daily may affect our position of liquidity causing it to increase or decrease. We do not have firm commitments for expenses of $4,800,000 this is merely a projected figure that we reasonably believe will occur that can affect liquidity of the Company causing a decrease in liquidity. Our acquisition and funding capital will come from issuing shares for sale and debt structures such as corporate grade debt offerings, traditional asset backed loans, third party mezzanine debt lenders as applicable for the situation. We may at our discretion leverage assets and s to finance projects through off balance sheet methods of third party lender or investor such as establishing a special purpose entity to hold an asset being acquired through a joint venture agreement with a third party and taking out a loan under said entity through traditional debt structure, mezzanine debt structure or structured finance through the debt markets for rated corporate debt, upon which these transactions may properly categorized as off-balance sheet transaction if PGI Energy owns less than 50% of the entity or assets. At any point where we determine to enter into said transactions which we have not so determined at this point. The Company will fully disclose said transaction to its shareholders and provide supporting information within its financial reports so as to maintain transparency.

We have not identified any other known trends or demands, commitments, events or uncertainties that will result in or that are reasonably likely to result in the Company’s liquidity increasing or decreasing in any material way. There have been no changes between equity, debt and any off-balance sheet financing arrangements to date.

Results of Operations

We are a development stage company and our business purpose is unproven and we cannot assure you that we will ever achieve profitability or, if we achieve profitability, that it will be sustainable. We are subject to all of the risks inherent in a new business. Market volatility for commodity pricing daily may affect our position of liquidity causing it to increase or decrease as we acquire proven producing oil and gas assets, and mid-stream assets. Changes in governmental policies, regulations and laws could affect our operations results. We have not identified specific changes that will affect our operations with absolute certainty. As we acquire assets our cost of operations will increase with added operating expenses, payroll, cost of inventory ect. We have not generated any revenues to date. . Our current working capital is not sufficient to enable us to implement our business purpose described in this prospectus.

Our Business and Our Plan of Operation

PGI ENERGY, Inc is an energy holding company, headquartered in Houston, Texas. The Company’s plan is to acquire assets in the upstream and mid-stream sectors of the energy industry and other synergistic assets. The company will only acquire proven producing, and income producing assets.

We may at our discretion leverage assets and s to finance projects through off balance sheet methods of third party lender or investor such as establishing a special purpose entity to hold an asset being acquired through a joint venture agreement with a third party and taking out a loan under said entity through traditional debt structure, mezzanine debt structure or structured finance through the debt markets for rated corporate debt, upon which these transactions may properly categorized as off-balance sheet transaction if PGI Energy owns less than 50% of the entity or assets. At any point where we determine to enter into said transactions which we have not so determined at this point. The Company will fully disclose said transaction to its shareholders and provide supporting information within its financial reports to maintain transparency.

Credit Committee and Underwriting Guidelines: : We will apply a standard of maximum loan-to-value ratio of 70% of the value of proven developed producing oil and gas assets, maximum loan to value ratio of 35% of proven developed non-producing behind pipe assets, . Refinery and pipeline assets maximum 70% loan to value of income and asset base value. All acquisition funding require 100% cash flow to the Company less agreed upon general & accounting expenses as the term is commonly understood in generally accepted accounting principles until debt fully repaid. All funding requires 3%-15% equity ownership which means any assets not wholly owned by PGI Energy would require the asset owner to provide PGI Energy a minimum equity ownership of 3%-15% after debt structure is fully repaid. Underwriting Process: Initial Review of the asset, good title report, third party engineering report review or appraisal, funding structure or proposed term sheet for funding, commitment to , loan documents provided from attorney if any, and closing instructions.

Our executive officers listed herein the prospectus are our credit committee members. The qualifications and credentials of each of our executive officers (credit committee) is listed herein the prospectus under “Directors and Executive Officers pages 26 and 27”. Our credit committee must consist of at least three of our executive officers whom shall meet to review projects for acquisition, and funding as recommended by our underwriters consistent with our underwriting guidelines. The committee members shall give their assent or dissent to a particular acquisition or funding and said decision shall be recorded upon the records of the Company. The majority vote of the credit committee decision is final subject to review and veto by the Board of Directors only if the underwriting guidelines were not followed. Our credit committee and underwriting guidelines require a maximum loan-to-value ratio of 70% of proven developed producing oil and gas assets or 35% of proven developed non producing oil and gas assets. All of our executives may sit on the committee for any project presented. The acquisition or funding target shall be presented to all committee members for review prior to committee review date and the members shall coordinate their schedules internally to make sure that a quorum will be convened to decide the matter. If a quorum is not present the committee review will be post- poned for later date. Neither the underwriter nor committee members may deviate from the underwriting guidelines set forth unless the guidelines are fully revised by the Board of Directors. The Board of Directors may override, veto or revise any decision made by the credit committee if the credit committee did not comply with the underwriting guidelines.

Our credit underwriter is Pythagoras Group by and through its designated agents. The underwriter will recommend acquisition targets and funding structures. The credit underwriter will recommend funding requirements within the defined underwriting guidelines and present to the credit committee for final decision. Pythagoras Group will not function as a securities underwriter with respect to our IPO. Pythagoras Group role as credit underwriter is defined as vetting acquisition opportunities among its resources in the oil and gas industry to identify asset classes that fall within the underwriting guidelines, evaluate those assets through initial review of the asset, good title report, third party engineering report review or appraisal, recommend funding structure or proposed term sheet for funding, issue commitment to upon approval by credit committee, order loan documents to be provided from attorney if needed, and closing instructions. Shall schedule closing of acquisitions and arrange funding.

Funding Capital: Our acquisition and operating capital will come from selling securities through this private placement and issuing shares for sale to the public through registration and plan to sale the shares to overseas (Non-US citizens), and future debt structures such as corporate grade debt offerings, traditional asset backed loans, third party mezzanine debt lenders as applicable for the situation.

We expect our results of operations may also fluctuate significantly in the future as a result of a variety of market factors, including, among others, the dominance of other companies offering similar services, the entry of new competitors into our industry, our ability to attract, retain and motivate qualified personnel, the initiation, renewal or expiration of our customer base, pricing changes by us or our competitors, specific economic conditions in the energy upstream and midstream assets retail sales of products, and general economic conditions. Accordingly, our future sales and operating results are difficult to forecast. As of the date of this prospectus, we have earned no revenue. Failure to generate revenue will cause us to go out of business, which will result in the complete loss of your investment.

The income potential of our proposed business is unproven and our limited operating history makes it difficult to evaluate our prospects. We anticipate increased expenses as we continue to expand and improve our infrastructure, implement our business purpose, invest in or develop additional services, develop our technology, expand our sales and marketing efforts and pursue additional industry relationships. Moreover, the acceptance of the services that we offer is uncertain. We are dependent on the proceeds of this offering to further implement our business purpose. If we are unable to raise such additional financing, we may be unable to continue in business and may have to curtail our operations. Also, there can be no assurance that management will continue to provide s for our operations in the form of stock subscriptions.

PGI Energy will acquire proven producing oil & gas assets and refinery and pipeline assets throughout the US and Canada with existing operators contracted to maintain production. We will establish a trading and sales department for crude and refined products which will be responsible for selling refined crude products from any refinery we may acquire. If sufficient crude is not available from any oil fields we may acquire for operations, we will purchase crude at market.

Acquisition Targets and Evaluation

The Company has identified and evaluated numerous potential targets for acquisition of oil and gas assets on-shore and off-shore in state waters in Louisiana Gulf Coast which includes 60 oil wells and 6 injection wells of which 33 are active and an eight mile transport pipeline with pump and metering facilities. The structure is an Exxon Oil platform generating approx. 500 boe per day with revenues of $10.6 mil. and pipeline revenues of approx. $1.5mil. The asset will be operated by third party operator for production maintenance. The acquisition cost of the asset is $20mil. Net EBITDA expected of $8.4 Mil. Ann. is a projection based upon current revenues and cost savings of reduced payroll and reduced operating cost. The production numbers and revenues provided herein come from the financial statements of the seller and the engineering report.

The Company has identified a 5,000 Bpd atmospheric refinery newly constructed 2009, distressed asset taken back by the lender after construction. The lender has competent management operating the facility. The asset appraised in 2008 for $74 mil. and the lender is willing to sale the asset for $26mil. The revenues historically under lender management at less than full capacity have generated approx. $4mil.-$6mil. per month revenues and is expected to generate $72mil. per year on average with net EBITDA of $10.8Mil. Ann. The assets will be operated by existing management team. The financial projections are based upon current revenues and reduced operating cost savings and efficiencies. The value of the asset was determined by third party appraiser.

The Company has identified a 5,500 Bpd atmospheric refinery in Somerset Kentucky, distressed asset with revenues of $20mil. The seller has competent management operating the facility. We estimate the value to be $60mil. based upon 100 acres, renovation cost of the facility conducted by the seller at $20mil. full transportation facility with 26 vehicles for crude and refined products transport, four buildings, 8- gas stations as part of the entire acquisition package.

The Company has identified proven producing oil and gas assets in Texas, Louisiana and Ohio being offered by a single owner of approx. 360 wells operated at cost ranging $1.7 mil. per 10% Working interest or entire field from $8.4 mil. to $20mil. These assets collectively generate annual revenues over $6mil. the assets will be operated by current third party operators. The financial projections are based upon current revenues and reduced operating cost savings and efficiencies. The value of the asset was determined by third party engineer.

The Company has reviewed numerous engineering reports for offered packages of upstream and midstream assets as potential targets of acquisition as funding becomes available. However, there are no assurances these assets will remain available when and if the company raises capital for acquisitions because these assets are not under contract and are for sale to the first buyer. The Company has evaluated potential proven producing asset divestures by EnCana in Canada as potential joint venture partnerships with certain Canadian operators.

The Company cannot further identify specific seller information as this compromises the company chances of acquiring these assets. The Company has been in communications with the owners and or agents of the foregoing assets and negotiated firm pricing as indicated above contingent upon us receiving funding to execute agreements for final purchase on a first come basis.

We plan to limit our planned investment under certain circumstances

Our acquisition strategy is contingent upon us receiving funding from investors. If we do not receive the full amount of this offering we plan to limit our acquisition strategy to no more than 75% of liquidity at any given time. This simply means if we have $8mil. liquidity we will only acquire up to $6mil. proven income producing assets.

Company Planned Capital Expenditures for the next 12 months

The Company has planned for the following expenditures upon raising sufficient capital to meet its goals and objectives: $50,000,000- $100,000,000 acquisition of proven producing oil & gas, refinery and pipeline assets; $2-4mil. of trucking and distribution; office furnishings and equipment $330,000.

Regulatory Requirements

We will be subject to various regulatory and reporting requirements because the petroleum industry is heavily regulated. Our corporate counsel will be responsible for the Company meeting its regulatory reporting, permitting and licensing obligations. States require petroleum companies, which are operating in their state to file reports with the appropriate agency, maintain appropriate permits, and the operators of oil fields must be licensed and registered by the appropriate state agency or federal agency if operated in federal waters. The agency varies from state to state. For example in Texas, the Texas State Railroad Commission regulates petroleum companies. Many localities require reporting by petroleum companies, especially in the area of environmental matters. Petroleum companies are also required to maintain appropriate surety bonds for abandonment and plugging of wells. Refinery operations routinely require testing for environmental purposes and reporting to the environmental protection agency. Transportation of crude and refined products requires specific transport vehicles such as gasoline tankers and drivers must be HAZMAT licensed. Pipeline operations require routine testing and reporting requirements to State and federal agencies.

Summary of Significant Accounting Policies

  Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates.

  Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of less than three months at the date of purchase to be cash equivalents.

  Income Taxes

The Company accounts for income taxes pursuant to the provisions of the Accounting Standards Codification 740, Accounting for Income Taxes, which requires an asset and liability approach to calculate deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

  Our fiscal year ends on December 31.

Where You Can Find Us

Our principal executive offices are located at 7322 Southwest Frwy Ste 1100, Houston, TX. 77074 telephone number at this location is (713) 532-5649 (713) 532-5649 . Our web site address is www.PGI-Fund.com. The information contained on our web site is not deemed a part of this prospectus.

Legal Proceedings

We are not a party to any legal proceeding.

Directors and Executive Officers

Initially there were only two board members Marcellous McZeal and Robert Gandy. A first board meeting was held to elect new directors and officers of the corporation. Robert Gandy resigned as board member and officer of the company on or about May 03, 2010. There is currently only one independent board member to the company and that is Roger Smith. The following directors were elected and appointed as officers of the company:

DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers are as follows:

	Age
Marcellous S. McZeal	40	Chief Executive Officer, and Chairman of the Board of Director
Carl A. Robinson	49	President and Director
Chad Slater	34	Vice-President and Director
Lionel Johnson	55	Chief Financial Officer and Director
Arael Doolittle	45	Chief Operating Officer and Director
Roger A. T Smith	61	Director
Yvonne Hardy	55	Director

Biographical information with respect to each of our present executive officers and directors is set forth below.

Executive Officers Duties and Responsibilities

CEO/ Corporate Treasurer/Secretary – Marcellous McZeal responsible for corporate governance, policy writing, acquisition and merger target procurement, contract preparation and review, loan docs prep, commitment docs, title report review. Must approve all press releases and communications with media sources. Must approve all executive employment contracts or recommendations for termination of employment, is responsible for recording minutes of board meetings, transferring of stock certificates, maintain shareholder list, send out quarterly or annual reports to shareholders of record and arrange transfer agent to pay declared dividends. Shall devote 100% of time to his company duties and work a minimum of 40 hours per week. Mr. McZeal is still a partner and practicing attorney in the law firm Grealish & McZeal. Once PGI Energy is fully operational he will resign his law firm partnership position. (1) Mr. McZeal currently devotes approx. 60% of time to PGI Energy.

President-Carl Allen Robinson responsible for reviewing financial reports, acquisition and merger target procurement, review and approve departmental expense budgets. Human Resource communications with Odessey One Source. Shall be responsible for establishing benefits plans and continuity for 401K, health insurance, life insurance, business risk insurance plans and will be responsible for business integration plan development. Shall devote 100% of time to his company duties and work a minimum of 40 hours per week.

Senior VP – Chad Slater responsible for Performa reporting for all company assets, investment target procurement, business relationship development, acquisition evaluation, internal engineering reports and analysis. Shall devote 100% of time to his company duties and work a minimum of 40 hours per week. Mr. Slater is currently employed at Shell Oil Company and will resign his position once the Company is fully operational. (1) COO – Arael Doolittle responsible for all daily operations compliance, daily sales report review, call log review, marketing oversight, draft press releases to submit to CEO, and business relationship development. Shall devote 100% of time to his company duties and work a minimum of 40 hours per week.

CFO – Lionel Johnson shall be responsible for all corporate accounting internally including subsidiaries, budgetary reviews and reconciliation of company books, internal audit controls in compliance with Sarbanes-Oxley. CFO is responsible for financial reporting dissemination to external accountant. Shall devote 100% of time to his company duties and work a minimum of 40 hours per week.

Roger A.T Smith as a board member. Roger A. T Smith has over 30 years drilling, completion, work over and production experience with a B.A. in Mechanical Engineering. Mr. Smith is the CEO of The Sanday Corporation and is an advisor to Petrohawk and K&M Technology Group. He has provided consulting review for the acquisition targets of PGI Energy, and is an invaluable resource to the board.

Yvonne Hardy as a board member. Yvonne Hardy, President, Chief Underwriter, Director, and Secretary of OSF Financial Services, Inc- Ms. Hardy is one of our founders. From May 1993 to present, she has been our president. She is a graduate of the University of Wisconsin and has completed numerous courses in mortgage banking and real estate law.

Our Executive Officers named herein are charged with the responsibility of functioning as our credit committee and shall coordinate their schedules to make sure that a quorum exist for review of proposed acquisitions or ing projects. Credit committee members are not chosen, but rather is a coordinated effort by the committee members to review every proposed projects. Thus all committee members shall be served with materials for review prior to committee hearing and the underwriter shall establish the committee review date by polling the committee members to make sure a quorum is available.

(1)	We define fully operational as the Company being able to meet its financial obligations when they come due including payroll.

Executive Bio’s

Marcellous McZeal-2010 CEO & Corporate Counsel PGI Energy; 2000-2010 Managing partner in the law firm of Grealish & McZeal LLP in Houston, Texas. Oil and Gas litigation, prepare and examine contracts involving leases, licenses, purchases, sales, insurance; Provides legal advice to oil and gas organization, prepares resolutions and forms, and participates in major legal actions; responsible for foreseeing and protecting the company against legal risks – Corporate Representation, Malpractice Insurance, Business Entities and Startups. Worrell & McZeal P.C. 99-00-Principle in Association of Professional Corporations – Practicing Commercial, Real Estate and Business Litigation. Negotiation and preparation of contracts, sale and purchase of businesses, employee relations, and dissolution, Attendance at annual meetings; Negotiation with vendors, employees and executives; Financing issues; Compliance and labor issues; government regulation; and Business succession planning. Southwestern University, Georgetown, Texas B.A. Degree, May 1991, Finance and Business Major. South Texas College of Law, Houston, Texas, Doctor of Jurisprudence Degree, May 1995 Admitted to Texas Bar; U.S. Court of Appeals for the Fifth Circuit, U.S. District Court for the Western Districts of Texas and Southern District of Texas.

Mr. McZeal is still a partner and practicing attorney in the law firm Grealish & McZeal. Once PGI Energy is fully operational he will resign his law firm partnership position.

Carl Allen Robinson-2010 President PGI Energy; 2004-2010 Vice president MJLM Wealth Solutions- manager and developer for wealth development, wealth protection, and wealth transfer of firms clients. 1997-2004 Financial Consultant AXA Financial Advisors administered employer-employee benefits, estate planning, tax advantage investments, retirement planning and insurance. Maintains a securities license and life insurance license. University of Texas at Austin B.S. in Communications, 1983.

Chad Slater-2010 Senior Vice-President PGI Energy; Ten years industry experience with a proven track record managing and engineering high voltage projects and overseeing construction of electrical designs. Bachelor of Science in Electrical Engineering December Prairie View A&M University Prairie View, TX 1999. Electrical Engineer BP Texas City Refinery, Texas City, Texas, Electrical Services and Power Distribution, February 2009 – Present; I & E Maintenance Engineer – BP Texas City Refinery, Texas City, Texas Maintenance, Reliability and Contract Services, November 2007 – February 2009; Electrical Engineer, Project Manager – Center Point Energy, Houston, Texas Major Underground Engineering, January 2004 – January 2007; Graduate Engineer III – City of Houston, Houston, TX Bureau of Air Quality Control, March 2003 – January 2004; DSP Product Engineer – Texas Instruments, Inc., Stafford, Texas Digital Signal Processing, September 2000 – January 2003; National Institute of Technology (Everest), Houston, TX Instructor, November 2003 – June 2004; associate nuclear engineer.... TXU steam station Comanche peak… 1999-2000 Mr. Slater is currently employed at Shell Oil Company and will resign his position once the Company is fully operational.

Arael Doolittle-2010 Chief Operating Officer PGI Energy; 2006-Present Pinnacle Title Company owner/vice-president Develop and implement policies and procedures indicated by the Texas Department of Insurance. Close loans and disburse loan s. Responsible for the productivity and budgetary performance of the operations department. Review title documents, easements and mitigate any open issues. Act as liaison between customers and Title Company. Manage processing of all legal documents and edit legal documents for accuracy of loan information. Suggested and implemented new products that increased earnings by 43%. 2002-2006 Star point Residential Mortgage. Increased regional sales from $25 million to $350 million from 2004 to 2005. Managed a staff of professionals in restructuring problem business banking and commercial loans, worked with lending personnel and borrowers to better secure collateral and/or assets of the borrower. Performed analysis to identify possible front-end and/or back-end fraud. Identified areas for increased security procedures and recommended to fraud prevention associates. Developed strategic sale and marketing objectives, established sales territories and quotas, managed budgets and evaluated sales performance of associates. University of Illinois, B.A. Liberal Arts & Communications 1988.

Lionel Johnson-2010 Chief Financial Officer PGI Energy; 2008-2010 Senior Contract Compliance Officer City of Houston; 2007-2008 Toloje Group as management consultant; 1994-2006 BSCI, Inc Houston, TX Operations Manager; 1990-1994 Unity National Bank as Vice President/Compliance Officer; 1987-1990 State of Texas Department of Banking, Austin, TX as Bank Examiner. University of Texas, Austin, TX. B.S. degree, and Rice University Executive Education Program (Operational Analysis).

Each officer is appointed by the board of directors and holds his office at the pleasure and discretion of the board of directors or until his earlier resignation, removal or death.

There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to us or has a material interest adverse to us.

Our Board of Directors

Our board oversees our business affairs and monitors the performance of our management. We have a policy of requesting all directors attend our annual meetings of stockholders.

Our Advisory Board Members

Our Advisory Board Members consist of Robert Gandy and Robert Carroll. The purpose of this advisory board is to give accountability to the board of directors of the credit underwriting activities of Pythagoras Group on behalf of the Company.

Potential Conflicts of Interest

We do not have an audit or compensation committee comprised of independent directors. The functions of those committees are performed by our board of directors. Accordingly, there is a potential conflict of interest in that our directors have the authority to determine issues concerning management’s compensation on their own, and audit related issues that may affect management decisions. There is a potential conflict of interest regarding Marcellous McZeal being a partner at the law firm Grealish & McZeal acting as our CEO and Chief Counsel. His law firm was awarded a contract regarding a $2million fee for legal services by him and Mr. Gandy as the only board members. This contract was reviewed by new board members, ratified and adopted as fair and equitable in the best interest of the Company and its shareholders. He will however resign his law firm position once the Company becomes fully operational. Marcellous McZeal, our chief executive officer as chief counsel and principal of a special purpose entity called Petro Refinery I, Inc was formed with Robert Gandy to acquire refinery assets. The entity is currently not operating and never has been operational.

The Company entered into an agreement with Pythagoras Group, Inc. (“Pythagoras”), an entity wholly owned and controlled by Robert Gandy, that as compensation for obtaining financing for the Company , Pythagoras will receive 6% of the funded amount. The company has contracted with Pythagoras Group a boutique investment bank to provide contracted services as chief underwriter for proven producing oil & gas assets, refinery and pipeline assets, distressed assets acquisition and deal evaluation. Under the contract Pythagoras Group shall receive compensation of 2% of the gross profits monthly of the company plus operating expenses.

Robert Gandy is a beneficial owner of more than 5% of the company common shares, thus deemed a control person. Robert Gandy is the CEO of Pythagoras Group our investment bank and chief credit underwriter. Mr. Gandy is still considered to be a promoter of the Company. The Company will award a contract employment position with negotiated salary for a term of 10 years and $300,000 annual salary, have been granted Robert Gandy as part of his contract provisions. Robert Gandy and Robert Carroll employees of Pythagoras Group have been appointed as advisory board members of PGI Energy, which will serve to give an accounting to the board of the credit underwriting activities of Pythagoras Group. Robert Gandy prior to forming PGI Energy formed a special purpose entity called Petro Refinery Series I-2009, Inc with Marcellous McZeal, our chief executive officer as chief counsel and principal of that entity. The entity is currently not operating and never has been operational.

The agreements were subsequently reviewed by the Board of Directors, ratified adopted and approved by unanimous vote.

Executive Compensation

We have not paid, any cash compensation to our executive officers we have issued 5,000,000 shares common stock restricted to each of our executive and Marcellous McZeal for legal services performed received 58,121,600 shares of restricted common stock. We have not paid any compensation to our directors since inception except stock awards as indicated in the table below. We do not anticipate doing so until we have sufficient cash flows from our operations or other sources of financing.

We have entered into employment agreements with our entire executive officers contingent upon our financing contemplated herein. Our executives will begin to receive their full salaries and the signing bonus of one full year salary is due as per their employment contract immediately upon the Company receiving funding from the initial public offering. The signing bonus was offered to executives to entice them to join the Company and the Company believes it to be fair and equitable given industry standards.

Summary Compensation Table

The following Summary Compensation Table sets forth the compensation earned or awarded to our CEO, and President, Vice-President, CFO, COO, which begins upon capitalization of the company through securities sales.

The table below sets forth the base salary and restricted stock grants provided for each of these executive officers under their employment agreements. These agreements were entered into June 15, 2010.

		Number of Shares
		of Common Stock Subject to
	Base Salary	Restricted Stock Grants
Name
Marcellous S. McZeal, Chief Executive Officer	$250,000	-0-
Carl A. Robinson, President	$200,000	5,000,000
Lionel Johnson, Chief Financial Officer	$120,000	5,000,000
Chad Slater, Senior Vice President	$180,000	5,000,000
Arael Doolittle, Chief Operating Officer	$150,000	5,000,000

Outstanding Equity Awards

There were 26,000,000 shares issued as outstanding equity awards granted. The equity awards were issued as part of executive compensation since the Company has been unable to pay cash wages. The equity awards are restricted.

Option Exercises

We have issued no options to our principal executive officers, principal accounting officer, or other named executive officer. Accordingly, none of such persons exercised options or acquired shares upon the exercise of stock options during the period from the date of our inception through August 31, 2010. Also, we currently do not have stock appreciation rights (SARs) or restricted stock plans.

Employment, Severance and Change in Control Arrangements

Change in Control. A “Change in Control” shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (ii) the Company shall be merged, consolidated or reorganized with another corporation, partnership or other entity and as a result of such merger, consolidation or reorganization less than 50% of the outstanding voting securities of the surviving or resulting corporation, partnership or other entity shall be owned in the aggregate by the shareholders of the Company, as determined immediately prior to the consummation of such merger, consolidation or reorganization, (iii) the Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate in a single transaction or a of related transactions, or (iv) a person, within the meaning of Section 3(a)(9) or of Section 1 3(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 (“Exchange Act”), other than any Executive benefit plan then maintained by the Company, shall acquire more than 30% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 1 3d-3(d) (1) (i) (as in effect on the date hereof) pursuant to the Exchange Act.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Non-Qualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans established or maintained by us. Our board of directors may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if it determines that doing so is in our best interests.

Director Compensation and Benefits

We had no non-employee directors during the period from inception through January 31, 2011 and we did not pay any cash compensation, or issue any stock options or other equity based awards to any person serving as a director. We do not currently reimburse any of our directors for out-of-pocket expenses for attending meeting of our directors and do not anticipate doing so for the foreseeable future. We plan to pay $60,000 annual cash compensation to our directors for the foreseeable future or issuing to any such person any options to purchase our shares, although we reserve the right to make changes in the future. We may, if we have the cash resources, purchase a directors’ and officers’ liability insurance policy, although we have not purchased any such policy as of the date of this offering.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth, as of January 31, 2011 information with regard to equity compensation plans (including individual compensation arrangements) under which our securities are authorized for issuance. Each of the officers listed in the table below received the following shares of equity compensation under employment agreements.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (1)	% of Common Stock Beneficially Owned
Carl A. Robinson	5,000,000	2.5%
Chad Slater	5,000,000	2.5%
Lionel Johnson	5,000,000	2.5%
Arael Doolittle	5,000,000	2.5%
Marcellous McZeal	58,121,600	28%
All executive officers and directors as a group (5 people)	78,121,600	38%

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of January 31, 2011, beneficial ownership of our common stock by the following: (i) any person we know who is the beneficial owner of more than 5% of our common stock, (ii) each of our directors and our named executive officers, and (iii) all of our directors and named executive officers as a group. As of January 31, 2011, we had 203,938,665 shares of our common stock issued and outstanding. Those shares are held by Robert Gandy representing 35% ownership as a majority shareholder, and Marcellous McZeal as officer and director for the company representing 28% ownership of the company and other officers and directors owning 15.1% .

	Number of Shares	% of Common Stock
	Beneficially Owned (1)	Beneficially Owned
Name of Beneficial Owner(1)
Robert Gandy(2)	68,808,533	35%
Marcellous McZeal	58,121,600	28%
Carl A. Robinson	5,000,000	2.5%
Chad Slater	5,000,000	2.5%
Lionel Johnson	5,000,000	2.5%
Arael Doolittle	5,000,000	2.5%
Roger Smith(3)	11,000,000	5.1%
All executives and directors as a group (6 people)	157,930,133	78.1%

(1)

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act and is generally determined by “voting power” and/or “investment power” with respect to securities. Unless otherwise noted, all shares of our common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of our common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as noted, are c/o PGI ENERGY, INC. 7322 Southwest Frwy Suite 1100, Houston, TX. 77074.

(2)

Robert Gandy is not an officer or director; however he is an affiliate of the company and majority shareholder. Robert Gandy is a beneficial owner of more than 5% of the company common shares, thus deemed a control person. Robert Gandy is the CEO of Pythagoras Group chief credit underwriter. Mr. Gandy is still considered to be a promoter of the Company.

(3)

Roger Smith received 10,000,000 shares for providing engineering consulting services to the Company in lieu of cash, and was subsequently elected to the board of directors and accepted his appointment. Robert Gandy gifted 1, 000,000 shares to Roger Smith for assisting him and Pythagoras Group in evaluating engineering reports.

Certain Relationships and Related Transactions, and Director Independence

Contractual Obligations and Commitments

The Company entered into an agreement with Pythagoras Group, Inc. (“Pythagoras”), an entity wholly owned and controlled by Robert Gandy, that as compensation for obtaining financing for the Company , Pythagoras will receive 6% of the funded amount. Robert Gandy is herein deemed a promoter of the Company. The Company will award a contract employment position with negotiated salary for a term of 10 years and $300,000 annual salary have been granted Robert Gandy as part of his contract provisions. Robert Gandy and Robert Carroll employees of Pythagoras Group have been appointed as advisory board members of PGI Energy, which will serve to give an accounting to the board of the credit underwriting activities of Pythagoras Group. Robert Gandy prior to forming PGI Energy, formed a special purpose entity called Petro Refinery Series I- 2009, Inc with Marcellous McZeal, our chief executive officer as chief counsel and principal of that entity. The entity is currently not operating and never has been operational.

The Company also has an agreement with Grealish & McZeal, an entity affiliated with Marcellous McZeal, our chief executive officer to pay an aggregate amount of $2 million in consideration of legal services rendered to date, and to be rendered in the future. Marcellous McZeal, our chief executive officer as chief counsel and principal of a special purpose entity called Petro Refinery Series I- 2009, Inc was formed with Robert Gandy to acquire refinery assets. The entity is currently not operating and never has been operational.

The company has contracted with Pythagoras Group a boutique investment bank to provide contracted services as chief underwriter for proven producing oil & gas assets, refinery and pipeline assets, distressed assets acquisition and deal evaluation. Under the contract Pythagoras Group shall receive compensation of 2% of the gross profits monthly of the company plus operating expenses.

The foregoing contractual agreements have been subsequently reviewed by the Board of Directors, ratified and adopted as approved.

Our policy of Review, Approval or Ratification of transactions with Related Persons

The Company has an unwritten policy as was followed regarding the contractual review of the Gandy and McZeal contracts entered into by the parties as related party transactions. 1) Our policy requires us to convene a quorum of our board members which consist of a majority. The related person(s) must recuse himself from the voting process on the matter related to him, but can be present during the review process. 2) Our policy is to review the contract (s) proposed for fairness regarding pricing and quality of said services to be provided in accordance with industry standards. 3) We further evaluate whether the services to be provided can be delivered in a fair and impartial manner. 4) We then determine whether the transaction significantly benefits the Company and its shareholders. Our board members are all business persons with significant experience in reviewing contracts as business executives. Summary analysis used in the board review of the Gandy and McZeal contracts: Once the new board was elected and appointed. A special board meeting was called where a majority of the board members meet at the corporate headquarters board room to discuss among other matters the two contracts that had been entered into between McZeal and Gandy on behalf of their prospective firms as separate contracts while they were board members and officers of the Company. The board first reviewed and discussed the services being provided by both companies. The board noted that the Gandy contract did not require a retainer fee, it provided an invaluable service that the Company needed that would not only benefit management but the shareholders as well through vetting out acquisition opportunities, underwriting those prospects for presentment to the credit committee. We further noted that he had not been paid to date for any of his services. We took notice that his fees were industry standard for investment banking and business consulting services. We noted that he in fact continued to support the Company financially at his personal expense with unsecured loans bearing no interest rate.

In the McZeal contract we noted that his legal services contract was fair and equitable given the fact that most law firms do not provide contingency fee legal services of this magnitude to its clients but rather expect the Company to pay all fees when they come due. We noted that Mr. McZeal took $49,000 in stock for legal services rendered. We noted that to be fair and equitable given the complexity of the legal services he has provided the Company. We noted that the Company needed these services on an on-going basis such as filings with the Securities and Exchange Commission, and contract negotiations and review. We noted that Mr. McZeal has provided the invaluable service of vetting out distressed asset acquisition targets assessable only through the bankruptcy court system and personal contacts with clients and other attorneys. Given the forgoing facts we believe the contract is fair and equitable and works to the best interest of the Company especially since the Company cannot otherwise afford counsel it benefits the shareholders significantly. We believe his continued role as corporate counsel upon resigning his law firm partnership position does not present a conflict of interest.

Director Independence

Roger Smith is the only independent director. We plan to add at least one more independent director to our board as soon as practical. We define independent board member as someone who is not an affiliate, control person, or officer of the Company.

Contractual Obligations Non-Related Parties

The company has entered into a definitive investment agreement with Wakabayashi Fund, LLC

Japanese Limited Liability Company,Address: 4-13-20 Mita Minato-Ku, Tokyo, Japan 108-0073 to provide capital through institutional investors via private placement and investor relations services. We have issued 9,650,000 shares of common stock for services rendered.

Indemnification of Directors and Officers.

The Corporation shall indemnify any Director or Officer or former Director or Officer of the Corporation, or any person who may have served at its request as a Director or Officer or former Director or Officer of another corporation in which it owns shares of capital stock or of which it is a creditor, against expenses actually and necessarily incurred by him in connection with the defense of any action, suit, or proceeding, whether civil or criminal, in which he is made a party by reason of being or having been such Director or Officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in performance of duty. The Corporation shall also reimburse any such Director or Officer or former Director or Officer or any such person serving or formerly serving in the capacities set forth in the first sentence above at the request of the Corporation for the reasonable cost of settlement of any such action, suit or proceeding, if it shall be found by a majority of the Directors not involved in the matter in controversy, whether or not a quorum, that it was in the best interest of the Corporation that such settlement be made, and that such Director or Officer or former Director or Officer or such person was not guilty of negligence or misconduct in performance of duty. The protection and indemnification provided hereunder shall not be deemed exclusive of any other rights to which such Director or Officer or former Director or Officer or any such person may be entitled, under any agreement, insurance policy or vote of shareholders, or otherwise.

Item 12A   DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION

The Corporation shall indemnify any Director or Officer or former Director or Officer of the Corporation, or any person who may have served at its request as a Director or Officer or former Director or Officer of another corporation in which it owns shares of capital stock or of which it is a creditor, against expenses actually and necessarily incurred by him in connection with the defense of any action, suit, or proceeding, whether civil or criminal, in which he is made a party by reason of being or having been such Director or Officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in performance of duty. The Corporation shall also reimburse any such Director or Officer or former Director or Officer or any such person serving or formerly serving in the capacities set forth in the first sentence above at the request of the Corporation for the reasonable cost of settlement of any such action, suit or proceeding, if it shall be found by a majority of the Directors not involved in the matter in controversy, whether or not a quorum, that it was in the best interest of the Corporation that such settlement be made, and that such Director or Officer or former Director or Officer or such person was not guilty of negligence or misconduct in performance of duty. The protection and indemnification provided hereunder shall not be deemed exclusive of any other rights to which such Director or Officer or former Director or Officer or any such person may be entitled, under any agreement, insurance policy or vote of shareholders, or otherwise.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 13.   Other Expenses of Issuance and Distribution.

The estimated expenses to be incurred by us in connection with the registration of the securities subject of this registration statement are estimated as follows: Offering expenses, including expense advanced by management or payable in connection with closing, including:

(1)

Total	$100,000

Item 14 Indemnification of Directors and Officers.

The Corporation shall indemnify any Director or Officer or former Director or Officer of the Corporation, or any person who may have served at its request as a Director or Officer or former Director or Officer of another corporation in which it owns shares of capital stock or of which it is a creditor, against expenses actually and necessarily incurred by him in connection with the defense of any action, suit, or proceeding, whether civil or criminal, in which he is made a party by reason of being or having been such Director or Officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in performance of duty. The Corporation shall also reimburse any such Director or Officer or former Director or Officer or any such person serving or formerly serving in the capacities set forth in the first sentence above at the request of the Corporation for the reasonable cost of settlement of any such action, suit or proceeding, if it shall be found by a majority of the Directors not involved in the matter in controversy, whether or not a quorum, that it was in the best interest of the Corporation that such settlement be made, and that such Director or Officer or former Director or Officer or such person was not guilty of negligence or misconduct in performance of duty. The protection and indemnification provided hereunder shall not be deemed exclusive of any other rights to which such Director or Officer or former Director or Officer or any such person may be entitled, under any agreement, insurance policy or vote of shareholders, or otherwise.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION

The Corporation shall indemnify any Director or Officer or former Director or Officer of the Corporation, or any person who may have served at its request as a Director or Officer or former Director or Officer of another corporation in which it owns shares of capital stock or of which it is a creditor, against expenses actually and necessarily incurred by him in connection with the defense of any action, suit, or proceeding, whether civil or criminal, in which he is made a party by reason of being or having been such Director or Officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in performance of duty. The Corporation shall also reimburse any such Director or Officer or former Director or Officer or any such person serving or formerly serving in the capacities set forth in the first sentence above at the request of the Corporation for the reasonable cost of settlement of any such action, suit or proceeding, if it shall be found by a majority of the Directors not involved in the matter in controversy, whether or not a quorum, that it was in the best interest of the Corporation that such settlement be made, and that such Director or Officer or former Director or Officer or such person was not guilty of negligence or misconduct in performance of duty. The protection and indemnification provided hereunder shall not be deemed exclusive of any other rights to which such Director or Officer or former Director or Officer or any such person may be entitled, under any agreement, insurance policy or vote of shareholders, or otherwise.

Item 15 Recent Sales of Unregistered Securities.

There have been no unregistered shares sold by the company as of January 31, 2011.

OUR PLAN OF DISTRIBUTION

We plan to offer our private placement securities through self-underwritten solicitation directly to accredited and institutional investors. We are offering 10,000,000 shares of our preferred stock class c at a price of $2.50 per share and 1,000 Senior Secured Convertible Notes at a price $100,000. We are offering pursuant to SEC Rules 144 and 144A, accredited investors and qualified institutional investors (QIB) only an opportunity to participate in the private placement of PGI ENERGY, INC. Our preferred stock class c is convertible to 2-for-1 common shares with registration rights filing within 90 days of purchase. Concurrent with this offering we are offering up to $100 mil. in Senior Secured Convertible Debt Notes at $100,000 per unit, one year term (1) paying 12% coupon monthly, convertible to common stock at conversion rate of $2.00 per share with registration rights filing within 90 days of purchase. We will rely upon SEC Reg. S in offering our securities in foreign markets. Our common shares are listed on the OTC pink sheets. We will seek listing on the OTCBB through market maker Montecito Advisors through application to FINRA. We cannot anticipate the length of time it will take FINRA to approve the listing and we cannot guarantee that FINRA will approve us for listing on the OTCBB.

Offering Period

The offering period will commence promptly following the date of this prospectus and will continue for a period of 120 days thereafter unless earlier we sell all of the shares or we terminate the offering. We reserve the right to extend the offering period for up to an additional 90 days, in our sole discretion.

Subscription Agreement and Procedures

We will not accept any money until the registration statement of which this prospectus forms a part is declared effective by the SEC. Once the registration statement is declared effective by the SEC, if you decide to subscribe for any shares in this offering, you must deliver to us:

  an executed subscription agreement in the form we will provide to you; and

  a check, subject to collection, for the full subscription amount for the shares made payable to “PGI ENERGY, Inc.”

The Company may accept or reject any subscription in its sole discretion. In the event they reject a subscription, they shall return the subscription proceeds to the subscriber without interest, charge or deduction. You may revoke your subscription at any time prior to the Company acceptance of your subscription by notifying them in writing of your subscription revocation decision.

SHARES ELIGIBLE FOR FUTURE SALE

.. No prediction can be made as to the effect, if any, future sales of shares, or the availability of shares for future sales, will have on the market price of our common stock prevailing from time to time, if any public market for our shares develops. The sale of substantial amounts of our common stock in the public market, or the perception that such sales could occur, could harm the prevailing market price of our common stock.

Sale of Restricted Shares

As part of executive compensation 20,000,000 shares of our common stock has been issued to our executive officers, 6,000,000 shares were issued as equity awards to employees, 10,000,000 shares were issued to Roger Smith for engineering services rendered as a consultant who has become an independent director of the Company, and the remaining shares of our common stock held by our existing stockholders upon completion of this offering will be “restricted securities” and may be deemed “control securities,” as such terms are defined in Rule 144, and may be resold only following registration under the Securities Act or pursuant to an exemption from such registration, including, among other things, the safe harbor exemptions provided by Rule 144 and Rule 701 under the Securities Act, which rules are summarized below.

Rule 144

Under Rule 144, a person who became the beneficial owner of shares of our common stock prior to the commencement of this offering may not sell their shares until the earlier of (i) the expiration of a six-month holding period, if we have been subject to the reporting requirements under the Securities Exchange Act and have filed all required reports for at least 90 days prior to the date of the sale, or (ii) a one-year holding period.

At the expiration of the six-month holding period, a person who was not one of our affiliates at any time during the three month period preceding a sale would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available, and a person who was one of our affiliates at any time during the three months preceding a sale would be entitled to sell within any three-month period only a number of shares of our common stock that does not exceed 1% of the number of shares of our common stock then outstanding (which will equal approximately 5,000,000 shares immediately after this offering, assuming we sell all of the shares in this offering), and to certain requirements regarding manner of sale, certain notice requirements, and to the availability of current public information about us.

At the expiration of the one-year holding period, a person who was not one of our affiliates at any time during the three months preceding a sale will be entitled to sell an unlimited number of shares of our common stock without restriction. A person who was one of our affiliates at any time during the three months preceding a sale, would remain subject to the volume restrictions described above and to certain requirements regarding manner of sale, certain notice requirements, and to the availability of current public information about us.

Rule 701

In general, under Rule 701, any of our employees, directors, officers, consultants or advisors who purchased shares from us in connection with a compensatory stock or option plan or other written agreement before the date of the commencement of this offering, or who purchased shares from us after that date upon the exercise of options granted before that date, are eligible to resell such shares in reliance upon Rule 144 beginning 90 days after the date of this offering. If such person is not an affiliate, the sale may be made subject only to the manner-of-sale restrictions of Rule 144. If such a person is an affiliate, the sale may be made under Rule 144 without compliance with the one-year minimum holding period, but subject to the other Rule 144 restrictions described above.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form S-1 under the Securities Act with respect to the shares of common stock registered hereby. This prospectus, which is a part of our registration statement, does not contain all the information included in the registration statement and the exhibits and schedules thereto. Statements contained in this prospectus as to the contents of any contract, agreement or other document referred to are not necessarily complete. With respect to each contract, agreement or other document filed as an exhibit to the registration statement, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified by such reference. For further information with respect to us and the common stock offered hereby, reference is made to the registration statement and the exhibits and schedules filed therewith.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any documents we file at the SEC’s public reference rooms as indicated above.

Additional information may be inspected without charge at the public reference facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of those documents upon payment of a duplicating fee to the SEC. Please call the SEC at 1-800-SEC-0330 1-800-SEC-0330 1-800-SEC-

0330 1-800-SEC-0330 1-800-SEC-0330 1-800-SEC-0330 1-800-SEC-0330 1-800-SEC-0330 for further information regarding the operation of the public reference room. This prospectus is also available through the Company upon request free of charge and additional information is available through the SEC’s Internet web site at http://www.sec.gov.

QUANTITATIVE AND QUALITATIVE DISCUSSION ABOUT MARKET RISK

We do not believe we face any material market risk exposure with respect to derivative or other financial instrument, financial currency risk, or otherwise.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

During the period from January 31, 2011 our independent registered public accountants have not resigned (or indicated they have declined to stand for re-election after the completion of their most recent audit) and have not been dismissed by us.

Until our underwriter deems the offering closed or until

(120 days after the date of this prospectus),
whichever comes first, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as
underwriters with respect to their unsold allotments or subscriptions.

PGI ENERGY, INC.

Maximum of 10,000,000 Preferred Shares Class C
1,000 Units Senior Secured Convertible Notes

PROSPECTUS

January 31, 2011

Our Transfer Agent

Corporate Stock Transfer, Inc Denver, Colorado, is our transfer agent.

SIGNATURES

Pursuant to the requirements of section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

	By:	/S/ MARCELLOUS MCZEAL
(Registrant)

Date: 1/31/11		MARCELLOUS MCZEAL

	By:	/S/ MARCELLOUS MCZEAL
(Signature)

CHIEF EXECUTIVE OFFICER